                                                                    Exhibit 10.8

            THIS LEASE, Made as of January 1, 1997, between POCAHONTAS DEVELOPMENT CORPORATION, a corporation of Kentucky, Lessor, and SUNNY RIDGE ENTERPRISES, INC., a corporation of Kentucky, Lessee;

                              W I T N E S S E T H:

            IN consideration of the sum of Ten Dollars ($10.00) cash, receipt of which acknowledged, and the performance and observance of the terms and provisions hereinafter set forth to be performed and observed by Lessee, and reserving as rent the royalties, rentals and all other payments hereinafter provided for, Lessor hereby leases to Lessee, for the period of ten (10) years from the date hereof through December 31, 2006, subject to termination or extension for additional ten (10) year periods until all the coal which can be economically mined and removed has been mined and removed and the reclamation thereof has been finally approved by the state and/or federal agency or agencies which now have or shall hereafter have jurisdiction or control of such mining operations, and all the bonds therefor have been fully released, all as hereinafter provided in ARTICLE XX hereof, the sole and exclusive right of mining and removing various seams of coal within nine (9) parcels of land, containing in the aggregate 7,693.48 acres, more or less, situated in Pike County, Kentucky, generally on the waters of Pond Creek and Left and Right Forks of Blackberry Creek of Tug Fork, and being more fully shown on colored map attached hereto and made a part hereof and marked in the lower right-hand corner thereof: "Pocahontas Development Corporation, Bluefield, West Virginia, No. 2194-G, Nov. 6, 1996, GBM."

            Said 7,693.48 acres, more or less, are made up of different tracts or parcels of land in which Pocahontas Development Corporation owns the fee, the minerals or the coal only, and which for convenience of designation are as follows (the areas given being by estimation only and are not to be construed as a warranty of acreage):

            (a) The right to mine the lower bench of the Fireclay (Chilton) Seam of coal and all seams of coal above the Fireclay within the following described Parcel No. 1:

            PARCEL NO. 1 - A parcel of land shown by red border on said attached map, being situated in Pike County, Kentucky, on the waters of Pond Creek, and Left and Right Forks of Blackberry Creek, tributaries of Tug Fork, containing 4,355.78 acres, more or less:

                          TABLE OF AREA - PARCEL NO. 1
                              PIKE COUNTY, KENTUCKY

          Tract or Parcel                               Area in Acres
    out of which area is taken                Fee       Min        Coal        Total
------------------------------------        -------   --------   --------    ---------
Pt. Tract No. 73 - G. Ball                        -      14.16          -        14.16
Tract No. 74 - I. Runyon                          -          -      30.13        30.13
Pt. Tract No. 75 - John May                       -      51.05          -        51.05
Pt. Tract No. 76 - William Whitt                  -      28.42          -        28.42
Pt. Tract No. 77 - James H. May                   -      15.97          -        15.97
Pt. Tract No. 78 - Hudson Varney                  -      76.75          -        76.75
Tract No. 79 - W. Ball                            -      38.80          -        38.80
Pt. Tract No. 80 - M. Ball                        -          -      54.32        54.32
Tract No. 81 - J. Ball                            -      37.95          -        37.95
Tract No. 82 - James Ball                         -     298.12          -       298.12
Tract No. 83 - G. Ball                            -      46.85          -        46.85
Tract No. 84 - John C. Ball                       -     100.50          -       100.50
Tract No. 85 - James Ball                         -      43.10          -        43.10
Pt. Tract No. 86 - John Runyon                72.22       1.07          -        73.29
Pt. Tract No. 87 - John Runyon                    -      69.72          -        69.72
Pt. Tract No. 93 - W. K. Church               22.55       1.38          -        23.93
Pt. Tract No. 94 - W. A. Daugherty            69.10       1.03          -        70.13
Pt. Tract No. 95 - W. A. Daugherty            24.38       1.00          -        25.38
Pt. Tract No. 96 - Asa A. May                  7.58          -          -         7.58
Pt. Tract No. 97 - G. F. Daugherty             7.20          -          -         7.20
Pt. Tract No. 98 - John W. Runyon            137.33       3.89          -       141.22
Pt. Tract No. 100 - Joseph A. Runyon         179.83      16.42          -       196.25
Pt. Tract No. 101 - L. D. Stump                   -     300.72          -       300.72
Pt. Tract No. 146 - T. Hatfield                   -      63.18          -        63.18
Pt. Tract No. 147 - Ulysses Hatfield              -      25.88          -        25.88
Pt. Tract No. 149 - Ulysses Hatfield              -     206.19          -       206.19
Pt. Tract No. 150 - Elias Hatfield                -       0.70          -         0.70

Pt. Tract No. 151 - William Smith             19.59       6.35          -        25.94
Pt. Tract No. 152 - Absolam Smith                 -       0.27          -         0.27
Pt. Tract No. 153 - C. Smith                   0.52          -      61.70        62.22
Pt. Tract No. 154 - H. Smith                      -      68.70          -        68.70
Pt. Tract No. 155 - S. Smith                      -      34.80          -        34.80
Pt. Tract No. 156 - S. Smith                      -      24.45          -        24.45
Pt. Tract No. 157 - Shade Smith                   -     142.60          -       142.60
Tract No. 158 - Andy Smith                        -     106.10          -       106.10
Tract No. 159 - W. Smith                          -      57.75          -        57.75
Tract No. 160 - W. Smith                          -      44.25          -        44.25
Tract No. 161 - William Smith                     -     121.00          -       121.00
Pt. Tract No. 162 - Wallace J. Williamson         -     785.85          -       785.85
Pt. Tract No. 169 - Ephriam Hatfield          63.33       1.58          -        64.91
Pt. Tract No. 170 - J. P. Hatfield            14.16      14.73          -        28.89
Pt. Tract No. 171 - Jacob Hatfield             0.15      47.43          -        47.58
Tract No. 172 - Martha Scott                      -      41.40          -        41.40
Tract No. 173 - J. Hatfield                       -      26.90          -        26.90
Pt. Tract No. 174 - James Hatfield           184.41       0.10          -       184.51
Pt. Tract No. 174-B - S. Sullivan                 -       1.24          -         1.24
Pt. Tract No. 175 - Thomas Hatfield          105.80          -          -       105.80
Pt. Tract No. 176 - W. J. Williamson         149.56          -          -       149.56
Pt. Tract No. 183 - J. Dotson                 27.20          -          -        27.20
Tract No. 184 - T. M. Dotson                  26.35          -          -        26.25
Tract No. 185 - T. M. Dotson                  25.45          -          -        25.45
Tract No. 186 - Ferrel Coleman Heirs          91.64          -          -        91.64
Pt. Tract J - Rouge Steel                         -          -       8.47         8.47
Pt. Tract Q - Rouge Steel                         -          -       4.46         4.46
                                            -------   --------     ------     --------

     TOTAL - PARCEL NO. 1                   1228.35   2,968.35     159.08     4,355.78

            (b) The right to mine the Lower Alma Seam of coal and all seams above the Lower Alma Seam within the following described Parcel No. 2:

            PARCEL NO. 2 - A parcel of land shown by purple border on said attached map, being situated in Pike County, Kentucky, on the waters of Left and Right Forks of Blackberry Creek of Tug Fork, containing 985.74 acres, more or less:

                                  TABLE OF AREA
                              PIKE COUNTY, KENTUCKY

          Tract or Parcel                     Area in Acres
    out of which area is taken          Fee       Min       Total
-----------------------------------    ------    ------     ------
Tr. No. 142 - Aly Ferrell                1.73     36.27      38.00
Pt. Tr. No. 145 - Tolbert Hatfield      75.85    203.82     279.67
Pt. Tr. No. 152 - Absolam Smith         22.08         -      22.08
Pt. Tr. No. 153 - Curtis Smith              -      7.83*      7.83
Pt. Tr. No. 162 - W. J. Williamson          -    158.54     158.54
Pt. Tr. No. 163 - Joseph Hatfield       48.39     10.80      59.19
Tr. No. 165 - J. Hatfield               70.26         -      70.26
Pt. Tr. No. 166 - Thompson Hatfield     64.07         -      64.07
Pt. Tr. No. 169 - Ephriam Hatfield       6.83     18.66      25.49
Pt. Tr. No. 170 - J. P. Hatfield         4.00     11.64      15.64
Pt. Tr. No. 171 - Jacob Hatfield            -     10.22      10.22
Pt. Tr. No. 176 - W. J. Williamson     165.36     30.94     196.30
Tr. No. 187 - Leah Coleman              38.45         -      38.45
                                       ------    ------     ------

     TOTAL - PARCEL NO. 2              497.02    488.72     985.74

* Pocahontas Development Corporation does not own the oil and gas.

            (c) The right to mine the Lower Alma Seam of coal and all seams above the Lower Alma Seam except the Upper Alma Seam in the following described Parcel No. 3:

            PARCEL NO. 3 - A parcel of land shown by blue border on said attached map, being situated in Pike County, Kentucky, on the waters of Left and Right Forks of Blackberry Creek, containing 478.01 acres, more or less:

                          TABLE OF AREA - PARCEL NO. 3
                              PIKE COUNTY, KENTUCKY

          Tract or Parcel                     Area in Acres
     out of which area is taken           Fee       Min      Total
-------------------------------------    ------    ------    ------
Pt. Tract No. 145 - Tolbert Hatfield      18.15         -     18.15
Pt. Tract No. 152 - A. Smith               2.41         -      2.41
Pt. Tract No. 162 - W. J. Williamson          -    171.67    171.67
Pt. Tract No. 165 - J. Hatfield           18.69         -     18.69
Pt. Tract No. 166 - Thompson Hatfield      1.40         -      1.40
Pt. Tract No. 169 - Ephriam Hatfield       0.76      1.72      2.48
Pt. Tract No. 170 - J. P. Hatfield         9.56     23.94     33.50

Pt. Tract No. 171 - Jacob Hatfield         0.15     25.15     25.30
Pt. Tract No. 176 - W. J. Williamson      95.32     15.64    110.96
Pt. Tract No. 187 - Leah Coleman          93.45         -     93.45
                                         ------    ------    ------

     TOTAL - PARCEL NO. 3                239.74    238.27    478.01

            (d) The right to mine the Williamson Seam of coal only within the following described Parcel No. 4, however, that part of Parcel No. 4 shown cross-hatched in green is restricted to contour mining method only:

            PARCEL NO. 4 - A parcel of land shown by dark green border on said attached map, being situated in Pike County, Kentucky, on the waters of Left Fork of Blackberry Creek and Netley Fork, Oldhouse Branch and Seng Camp Branch of same, containing 988.79 acres, more or less:

                          TABLE OF AREA - PARCEL NO. 4
                              PIKE COUNTY, KENTUCKY

            Tract or Parcel                 Area in Acres
       out of which area is taken             Fee        Min      Coal     Total
-----------------------------------------    ------     ------   ------    ------
Pt. Tract No. 163 - J. Hatfield                1.98          -        -      1.98
Pt. Tract No. 164 - J. Hatfield               65.32          -        -     65.32
Pt. Tract No. 165 - J. Hatfield                0.14          -        -      0.14
Pt. Tract No. 166 - Thompson Hatfield         59.52      50.73        -    110.25
Pt. Tract No. 167 - Martha Scott              97.90      31.20        -    129.10
Pt. Tract No. 167 - Martha Scott               9.00*         -        -      9.00
Pt. Tract No. 168 - Thompson Hatfield        108.07          -        -    108.07
Pt. Tract No. 168 - Thompson Hatfield         21.00*         -        -     21.00
Pt. Tract No. 169 - Ephriam Hatfield          37.09          -        -     37.09
Pt. Tract No. 176 - Wallace J. Williamson    386.84          -        -    386.84
Pt. Tract No. 176 - Wallace J. Williamson    111.29*         -        -    111.29
Pt. Tract "K" - Rouge Steel                       -          -     8.71**    8.7l
                                             ------     ------   ------    ------

     TOTAL - PARCEL NO. 4                    898.15      81.93     8.71    988.79

* Pocahontas Development Corporation owns the fee, less the Pond Creek Seam of coal

** Pocahontas Development Corporation owns the coal, less the Pond Creek Seam of coal

            (e) The right to mine the Lower Alma Seam of coal with a 300-foot maximum depth of penetration by highwall miner and a maximum highwall height of 50 feet; the right to mine the Upper Alma Seam of coal, by contour mining methods only, with a maximum highwall height of 100 feet; and the right to mine the Williamson Seam of coal within the following described Parcel No. 5:

            PARCEL NO. 5 - A parcel of land being shown by brown border on said attached map, being situated in Pike County, Kentucky, on the waters of Netley Fork of Left Fork of Blackberry Creek, containing 64.13 acres, more or less:

                          TABLE OF AREA - PARCEL NO. 5
                            IN PIKE COUNTY, KENTUCKY

          Tract or Parcel                   Area in Acres
    out of which area is taken           Fee     Min    Total
------------------------------------    -----    ---    -----
Pt. Tract No. 164 - J. Hatfield         17.63      -    17.63
Pt. Tract No. 176 - W. J. Williamson    46.50      -    46.50
                                        -----    ---    -----

     TOTAL - PARCEL NO. 5               64.13      -    64.13

            (f) The right to mine the Lower Alma, Upper Alma, the Lower Cedar Grove and the Upper Cedar Grove Seams of coal, and also the right to mine the Williamson Seam of coal, subject to the following restrictions, within the following described Parcel No. 6:

            (i) The right to mine the Williamson Seam is restricted by no auger mining in the area indicated in red cross-hatch on said attached map;

            (ii) The right to mine the Williamson Seam of coal is restricted to contour mining methods only with a maximum highwall height of 100 feet in the area indicated in green cross-hatch on said attached map:

            PARCEL NO. 6 - A parcel of land shown by orange border on said attached map, being situated in Pike County, Kentucky, on the waters of Blackberry Creek and Left Fork and Big Blue Spring Branch of same, and on Netley Fork of said Left Fork, containing 443.56 acres, more or less:

                          TABLE OF AREA - PARCEL NO. 6
                            IN PIKE COUNTY, KENTUCKY

          Tract or Parcel                     Area in Acres
     out of which area is taken          Fee       Min      Total
------------------------------------    ------    ------    ------
Pt. Tract No. 136 - Floyd Hatfield       47.34         -     47.34
Pt. Tract No. 137 - E. Scott                 -     59.14     59.14
Pt. Tract No. 139 - Asa McCoy            10.16     77.70     87.86
Pt. Tract No. 164 - J. Hatfield          15.60         -     15.60
Pt. Tract No. 176 - W. J. Williamson    215.44     18.18    233.62
                                        ------    ------    ------

     TOTAL - PARCEL NO. 6               288.54    155.02    443.56

            (g) The right to mine the Lower Alma, Upper Alma, the Lower Cedar Grove and the Upper Cedar Grove Seams of coal within the following Parcel No. 7:

            PARCEL NO. 7 - A parcel of land shown by yellow border on said attached map, being situated in Pike County, Kentucky, on the waters of Big Blue Spring Branch of Blackberry Creek and Netley Fork of Left Fork of said Blackberry Creek, containing 32.24 acres, more or less:

                          TABLE OF AREA - PARCEL NO. 7
                              PIKE COUNTY, KENTUCKY

         Tract or Parcel                     Area in Acres
     out of which area is taken          Fee      Min     Total
------------------------------------    -----    -----    -----
Pt. Tract No. 139 - Asa McCoy               -    14.54    14.54
Pt. Tract No. 176 - W. J. Williamson    17.70        -    17.70
                                        -----    -----    -----

     TOTAL - PARCEL NO. 7               17.70    14.54    32.24

            (h) The right to mine the Lower Alma, Upper Alma, Lower Cedar Grove, Upper Cedar Grove and Williamson Seams of coal, subject to the following restrictions, within the following Parcel No. 8:

            (i) The right to mine the Lower Alma, Upper Alma, Lower Cedar Grove and the Upper Cedar Grove Seams of coal within that part of Parcel No. 8 shown cross-hatched in dark blue on said attached map is restricted by contour mining method only with a maximum highwall height of 100 feet and by auger mining with a maximum depth of 300 feet; and

            (ii) The right to mine the Williamson Seam of coal is restricted by contour mining method only with a maximum highwall height of 100 feet:

            PARCEL NO. 8 - A parcel of land shown by dark blue border on said attached map, being situated in Pike County, Kentucky, on the waters of Big Blue Spring Branch and Left Fork of same, containing 291.49 acres, more or less:

                          TABLE OF AREA - PARCEL NO. 8
                              PIKE COUNTY, KENTUCKY

        Tract or Parcel                    Area in Acres
    out of which area is taken         Fee      Min      Total
----------------------------------    ------   ------    ------
Pt. Tract No. 133 - Elias Hatfield      0.39        -      0.39
Pt. Tract No. 135 - J. B. Slater        0.41   133.15    133.56
Pt. Tract No. 136 - Floyd Hatfield     20.22        -     20.22
Pt. Tract No. 137 - E. Scott            4.79    14.68     19.47
Pt. Tract No. 139 - Asa McCoy           7.20   110.65    117.85
                                       -----   ------    ------

     TOTAL - PARCEL NO. 8              33.01   258.48    291.49

            (i) The right to mine the Lower Alma, Upper Alma, Lower Cedar Grove and the Upper Cedar Grove Seams of coal within the following Parcel No. 9:

            PARCEL NO. 9 - A parcel of land shown by yellow border on said attached map, being situated in Pike County, Kentucky, on the waters of Big Blue Spring Branch and Left Fork of same, containing 53.74 acres, more or less:

                          TABLE OF AREA - PARCEL NO. 9
                              PIKE COUNTY, KENTUCKY

        Tract or Parcel                  Area in Acres
    out of which area is taken         Fee     Min     Total
----------------------------------    -----   -----    -----
Pt. Tract No. 135 - J. B. Slater          -   20.95    20.95
Pt. Tract No. 136 - Floyd Hatfield     0.74       -     0.74
Pt. Tract No. 137 - E. Scott           1.16    3.64     4.80
Pt. Tract No. 139 - Asa McCoy          7.31   19.94    27.25
                                       ----   -----    -----

TOTAL - PARCEL NO. 9                   9.21   44.53    53.74

                                 RECAPITULATION

                                                                                 Area in acres
                                                                                 -------------
PARCEL NO. 1 -      Lower bench of the Fireclay (Chilton) Seam and all seams
                    above                                                           4,355.78
PARCEL NO. 2 -      Lower Alma Seam and all seams above                               985.74
PARCEL NO. 3 -      Lower Alma Seam and all seams above except the Upper
                    Alma Seam                                                         478.01
PARCEL NO. 4 -      Williamson Seam only                                              988.79
PARCEL NO. 5 - *    Lower Alma, Upper Alma and the Williamson Seams                    64.13
PARCEL NO. 6 - *    Lower Alma, Upper Alma, Lower Cedar Grove, Upper
                    Cedar Grove and the Williamson Seams                              443.56
PARCEL NO. 7 -      Lower Alma, Upper Alma, Lower Cedar Grove and the
                    Upper Cedar Grove Seams                                            32.24
PARCEL NO. 8 - *    Lower Alma, Upper Alma, Lower Cedar Grove, Upper
                    Cedar Grove and the Williamson Seams                              291.49
PARCEL NO. 9 -      Lower Alma, Upper Alma, Lower Cedar Grove and Upper
                    Cedar Grove Seams                                                  53.74
                                                                                    --------

                    GRAND TOTAL                                                     7,693.48

* Parcels in which there are certain restrictive mining rights.

            SUBJECT, HOWEVER TO RIGHTS OF:

            (a) Colonial Coal Company of the right to mine all seams of coal above the Williamson Seam of coal within Parcel Nos. 4 and 5 included herein under lease dated March 1, 1987, from Rouge Steel Company, predecessor in title of Pocahontas Development Corporation;

            (b) Tug Valley Land Company, Inc., under lease dated August 1, 1989, from Pocahontas Development Corporation, of the right to mine: (i) all seams of coal above the Williamson Seam within Parcel No. 8 included herein; (ii) the Williamson Seam of coal and all seams of coal above the Williamson Seam within Parcel No. 9 included herein; and (iii) the Pond Creek Seam of coal within said Parcel Nos. 8 and 9 included herein;

            (c) Lauren Land Company under the following:

                  (1) Amended and restated lease dated February 22, 1993,
            recorded in the County Court Clerk's Office in Pike County, Kentucky, in Book No. 722, page 558, from Pocahontas Development Corporation, of the right to mine: (i) the Upper Alma, Lower Cedar Grove, Upper Cedar Grove and the Williamson Seams of coal within Parcel No. 1 included herein; (ii) the Upper Alma, the Lower Cedar Grove and the Upper Cedar Grove Seams within Parcel No. 4 included herein; (iii) the Lower Cedar Grove and the upper Cedar Grove Seams within Parcel No. 5 included herein; (iv) the lower bench of the Fireclay (Chilton) Seam and all seams above the Fireclay Seam of coal within Parcel No. 6 included herein; and (v) the Williamson Seam of coal and seams above the Williamson Seam within Parcel No. 7 included herein; and

                  (2) Supplemental lease and agreement dated April 20, 1995, from Pocahontas Development Corporation, of the right to mine the Upper Alma Seam of coal only within Parcel No. 3 included herein.

            (d) Stone Mining Company of the right to mine the Lower Alma Seam of coal only within Parcel Nos. 1 and 4 included herein, under amended and restated lease dated,

February 22, 1993, recorded in aforesaid Clerk's Office in Pike County, Kentucky, in Book 722, page 546, from Pocahontas Development Corporation;

            (e) McAndrews Development, Ltd. of the right to mine certain areas of the Pond Creek Seam of coal only within part of Parcel Nos. 1 and 2 included herein, under lease dated August 1, 1995, from Pocahontas Development Corporation;

            (f) Peter Creek Development Company, as owner of a certain area of Pond Creek Seam only within part of Parcel No. 4 included herein;

            (g) Ashland Exploration, Inc., successor in title to Columbian Fuel Corporation, under oil and gas lease dated December 15, 1941, recorded in aforesaid Clerk's Office in Book No. 222, page 500, from Ford Motor Company, remote predecessor in title of Pocahontas Development Corporation;

            (h) KV Oil & Gas, Inc. within part of Parcel No. 1 included herein, under oil and gas lease dated May 3, 1985, recorded in aforesaid Clerk's Office in Book No. 586, page 263, from said Rouge Steel Company;

            (i) Kentucky Power Company for rights-of-way for electric power transmission lines and appurtenances as now located and in use;

            (j) Commonwealth of Kentucky for the use and benefit of the Transportation Cabinet, and the public for right-of-way for public roads as may now be located and in use;

            (k) Others in any and all transmission lines, pipelines, rights-of-way, easements or other restrictions as may or may not appear of record; and

            (l) The public, United States of America, Commonwealth of Kentucky, riparian owners and others, if any, in and to the beds and streams of all waterways which may be included within the boundaries of the aforesaid 7,693.48 acres, more or less.

            THE RIGHTS HEREIN LEASED are limited to such as Lessor possesses and has the lawful right to lease and to such as Lessor owns under the deeds covering said properties or said coal and appurtenant rights, and it is agreed that Lessor does not warrant its title to the leased properties or any portion thereof. However, upon the assertion of an adverse claim to any portion of the leased properties, Lessor shall render all assistance possible to Lessee in defense against such adverse claim. It is further agreed that, if a court decree (after exhaustion of appeals) or by agreement of the parties hereto it is determined that the adverse claim is valid and such adverse claim is of such nature that Lessor does not have sufficient title to such portion of said leased properties to permit Lessee's mining of the coal therein, then, to the extent the Lessee has paid royalties to Lessor on coal mined in such portion, such royalties shall be refunded to Lessee.

            Lessee shall not cut or remove any timber from the properties above described and shall notify Lessor at least one hundred twenty (120) days prior to erecting any improvements or making way for refuse disposal and before commencing mining operations at any location thereon, in order that merchantable timber that would otherwise be destroyed in erecting such improvements, may be cut and removed by Lessor, its agent or designee in advance.

            EXCEPTING AND RESERVING, HOWEVER, from this lease, and to the Lessor all seams of coal other than those herein leased and the entire ownership of the properties herein described, and all of the oil, gas and other minerals and mineral substances, timber, and other products of every kind and description therein and thereon, together with the right to mine, remove and take away the entire amount and body thereof, for all purposes other than those for which this lease is made; PROVIDED, HOWEVER, that exercise of the ownership and rights so excepted and reserved shall not unreasonably interfere with the requirements, convenience and safety of operations of Lessee.

            Lessor and Lessee recognize the importance of environmental protection and the necessity of proper ecological balance, and, to further these objectives, Lessee agrees to conduct all operations hereunder with utmost caution and in compliance in every respect with all applicable laws of the Commonwealth of Kentucky and the United States of America now existing or hereafter enacted, and all rules and regulations promulgated thereunder, to preserve conditions as nearly as possible as they presently exist by altering the topography and interfering with or impeding watercourses as little as possible.

            IT IS UNDERSTOOD, however, that the properties included in this lease are in an area committed to the mining and removal of coal and other minerals and that coal mining operations and other enterprises have been and are now being conducted by a lessee or lessees of Lessor in, upon and under the surface of the properties above described and in the general vicinity thereof, and, as one of the considerations for this lease, Lessee shall indemnify and save harmless Lessor, its officers, agents and employees, and its successors and assigns, and its or their lessees, from all claims and damages or other relief, caused by or resulting from, directly or indirectly, any unnatural condition upon or under said properties and/or adjacent lands of Lessor as a result of such mining or other activities. IT IS A CONDITION HEREOF, that Lessee, its successors and assigns shall have no claim or right of recovery against Lessor, its successors and/or assigns, and its or their lessees, for any such damage. It is the intention hereof that said properties are hereby leased to Lessee, AS IS, IN THEIR PRESENT CONDITION and subject to the rights of others as hereinabove set forth.

            THIS LEASE is subject to the following terms and provisions which Lessee covenants with Lessor to perform and observe, viz:

                                    ARTICLE I

                         COVENANT TO DEVELOP; PERMITTING

            Section 1.1. Development. Lessee shall at all times diligently and energetically open, develop and maintain operations within the leased properties in order that so long as fair prices are obtainable its capacity for mining, preparing and shipping coal shall be sufficient to meet the demands and requirements of the market to the extent that the same can reasonably be done hereunder; and Lessee shall report promptly in writing to Lessor any suspension of operations, reasons therefor and expected duration thereof.

            Section 1.2. Permitting. Lessee agrees that upon execution of this lease, it will, in its name and at its expense, promptly commence the necessary procedures with the appropriate state and/or federal agencies having jurisdiction of such mining operations and obtain and maintain in effect the requisite permit or permits for the conduct of such mining operations. Lessee also agrees to continue with subsequent required permitting procedures with said state and/or federal agencies to the end that the mining operations contemplated under this lease shall be continuous, insofar as possible under applicable laws, and the regulations promulgated thereunder, until all the coal herein leased, which can be mined and removed by such mining methods as Lessor may approve, has been mined and removed. In the event this lease shall be terminated or canceled for any reason prior to completion of operations hereunder and Lessee shall have obtained the requisite permit or permits for the conduct of such mining operations from such agencies, then Lessee hereby covenants and agrees that it shall promptly, upon request of Lessor, assign and/or otherwise transfer said permit or permits, pursuant to K.R.S. 350.010, et seq., to such other party or parties as Lessor may designate.

                                   ARTICLE II

                               PRODUCTION ROYALTY

            Section 2.1. Amount of Royalty. Lessee shall pay to Lessor as rent a royalty of six percent (6%) of the average gross selling price per net ton of 2,000 pounds, as hereinafter defined, for coal mined hereunder, calculated and reported on a monthly basis, except as follows:

            (a) Lessee shall pay to Lessor as rent a royalty of eight percent (8%) of the average gross selling price per net ton of 2,000 pounds for coal mined within Parcel No. 1 herein;

            (b) Lessee shall pay to Lessor as rent a royalty of four percent (4%) of the average gross selling price per net ton of 2,000 pounds for coal mined from the Lower Alma Seam of coal and all seams of coal above the Lower Alma Seam, except the Williamson Seam of coal, within Parcel No. 2; and

            (c) Lessee shall pay to Lessor as rent a royalty of four percent (4%) of the average gross selling price per net ton of 2,000 pounds for coal mined from the Lower Alma Seam of coal and all seams of coal above the Lower Alma Seam, except the Upper Alma Seam and Williamson Seam, within Parcel No. 3.

            Section 2.2. Reporting of Quantity of Coal Mined. Lessee shall, on or before the twenty-fifth (25th) day of each calendar month, furnish to Lessor a written report, certified as to correctness by such agent as Lessee may designate having personal knowledge of the facts, showing the quantity of coal mined hereunder during the immediately preceding calendar month, with the specific mines and seams designated, using as a basis railroad weights of all coal shipped by railroad and ascertaining the quantity of all other coal mined hereunder in a manner satisfactory to the President of Lessor, or such person or persons as the President shall designate (hereinafter "President"); and Lessee shall comply with any further rules and regulations for the accurate ascertainment and report of the quantity of coal mined hereunder and the selling price thereof that may reasonably be prescribed by said President.

            In the event Lessee shall mix coal produced hereunder with other coal prior to shipment, Lessee shall comply with such reasonable rules and regulations as the President of Lessor shall from time to time prescribe for the purpose of ascertaining with reasonable accuracy the quantity of coal produced hereunder.

            Section 2.3. Date of Payment of Royalty; Interest. On or before the twenty-fifth (25th) day of each calendar month, Lessee shall pay Lessor for the coal mined hereunder during the immediately preceding calendar month at the higher rate set forth in Section 2.1 above. Lessee will pay interest to Lessor on any royalty amounts due and not paid by the 25th day of the calendar month at the effective prime interest rate as then charged by Morgan Guaranty Trust Company of New York and calculated daily from the date said amounts are due.

            Section 2.4. Calculation of Royalty; Gross Selling Price Defined. For the purpose of calculating the royalty provided for above, the term "average gross selling price" as used herein shall mean the actual gross sales for the month applicable to Lessor's tonnage, less any sales tax imposed thereon, divided by the actual tons sold for the month to a bona fide purchaser, calculated on a mine by mine basis, if practicable. This average gross selling price assumes the sale occurs, f.o.b. the initial outbound loading point after preparation, if any, or, if not first transported to a preparation facility, the actual price paid for the coal, assuming the sale occurs, f.o.b. the outbound loading point on the leasehold, less any sales tax imposed thereon, but without deduction for selling commissions, advertising, credit losses, or other expenses, but with deduction for discounts or allowances actually allowed to arms-length wholesalers; provided, however, that if Lessor gives notice to Lessee in writing that, in Lessor's reasonable judgment, a particular purchaser is not a bona fide purchaser, Lessor may elect to substitute for the gross selling price paid by that purchaser the prevailing market price of such coal as reasonably determined by Lessor and based upon recent sales by Lessee and others of coal of comparable quality to bona fide purchasers; provided further, that for any coal consumed on or off the leased premises without sale by Lessee the gross selling price for the purpose of computing the royalty shall be the prevailing market price, as determined above, of such coal at the time of shipment from the leased premises or, if used on the leased premises, at the time of use.

            The term "bona fide purchaser" as used herein shall mean a purchaser who pays valuable consideration in good faith without intending to take unfair advantage of any third parties, including Lessor, but in no case shall that phrase include persons or parties affiliated with Lessee, either directly or through any joint ownership.

            Section 2.5. Unmined or Lost Coal. Tonnage royalty which may be owed by Lessee for coal in place left unmined or rendered unmineable or that may be lost or destroyed on the leased properties as provided in Section 7.1 hereof shall be based on the prevailing market price, as determined above, of such coal, if properly sized and cleaned, at the time when such coal should have been mined or at the time when such coal is lost or destroyed, as may be appropriate under the terms of this lease.

                                   ARTICLE III

                              MINIMUM ANNUAL RENTAL

            Section 3.1. Amount and Payment; Interest; Lessee shall pay to Lessor, as minimum annual rental on account of coal mined or to be mined hereunder, the sum of Seven Hundred Thousand Dollars ($700,000) for the period from the date of this Lease through and ending December 31, 1997, and for each calendar year thereafter in which mining operations are conducted under this lease or any renewals or extensions thereof. However, Lessee shall receive a credit against royalties due on coal mined during each calendar year to the extent of the amount of minimum annual rental owed for that calendar year in which the coal is mined. If the amount of production royalties paid by Lessee does not equal the amount of minimum annual rental payable to Lessor for that calendar year, Lessee shall pay the difference on or before the twenty-fifth (25th) day of January of the succeeding calendar year.

            It is understood and agreed that no royalty payments for any year shall be credited against minimum annual rental applicable to any subsequent year.

            Lessee will pay interest to Lessor on the amount of any minimum annual rental due and not paid by the date such rental is due at the effective prime interest rate as then charged by Morgan Guaranty Trust Company of New York and calculated daily from the date said amount is due.

            Section 3.2. Failure to Perform; Excuse. In the event of unavoidable interruption of or delay in its operations in any calendar year of this lease, due to strikes, accidents, inadequate car supply, or causes of like character not within the control of Lessee, at the end of that calendar year Lessee shall not be required to pay minimum annual rental which is equal to the percentage of that year in which Lessee's operations are delayed because of any such causes. However, the parties hereto recognize and agree that the potential for depressed markets for the sale of coal or coal products, whether such conditions are regional in nature or more widespread, and increased production costs are business risks contemplated by operators and miners and sellers of coal, and, therefore, neither the existence of a depressed market for the sale of coal or coal products, nor increased or high costs of mining coal experienced by Lessee, nor any combination thereof shall constitute grounds for or be deemed to be interpreted as a basis for release from payment of minimum annual rental under
Section 3.1 hereof.

            Section 3.3. Modification of Minimum Rental. Whenever, in the opinion of the President of Lessor and such agent as Lessee may designate, the quantity of unmined coal remaining which Lessee is or has become obligated to mine has been reduced or depleted so as to justify a modification, reduction, or suspension of minimum annual rental, such minimum annual rental may be modified, reduced, or suspended as the President of Lessor may in his sole discretion permit, and Lessee shall mine the same at the rate of tonnage royalty provided for in ARTICLE II above.

                                   ARTICLE IV

                          LESSEE'S RECORDS; INSPECTION

            4.1. Lessee shall keep books of account, at the mine or at such other place as Lessor may approve in writing, to ascertain: the quantity of coal mined; the quantity of coal used at the mines; the quantity of coal shipped; and the selling prices obtained for all coal mined hereunder. Said books shall be open at all reasonable times for inspection by Lessor or its agents for the purpose of comparing and verifying the reports rendered by Lessee under ARTICLE II hereof or for obtaining information as to the quantity of coal mined, the quantity of coal used at the mines, the quantity of coal shipped and the selling prices obtained.

            4.2. Upon request, supporting documentation pertaining to said books of account, such as coal sales contracts, purchase contracts, invoices, lessee work papers and any other supporting documentation considered necessary to Lessor's inspection hereunder shall be made available to Lessor for review, copying and reproduction, if considered necessary, in order to document and confirm the information contained in the books of account described in the preceding Section 4.1. The contents of such documentation shall be treated as confidential information by Lessor and shall not be disclosed to any person or entity not a party to this lease, except as provided by relevant state or federal laws.

                                    ARTICLE V

                            ENVIRONMENTAL LIABILITIES

            Section 5.1. Lessee shall be responsible for any pollution of air, lands or water resulting from coal and coal products, slack, dirt, slate and other waste materials deposited by it on the properties above described, or arising or resulting from Lessee's operations hereunder and Lessee shall indemnify and save harmless Lessor, its officers, agents and employees, from all claims, demands, prosecutions, fines, and judgments against Lessor, its officers, agents or employees, by reason of any such pollution and shall pay all costs and expenses incurred by Lessor, its officers, agents or employees, in defending any such claims, demands and prosecutions. Upon request of Lessor, Lessee shall defend Lessor against any and all such claims at Lessee's expense.

                                   ARTICLE VI

                           LESSEE'S MINING OPERATIONS

            Lessee covenants that it will use due care and diligence to protect the properties and coal reserves included herein from waste, injury or damage and to that end Lessee shall conduct its operations hereunder in accordance with the terms of Sections 6.1 and 6.2 hereof.

            Section 6.1. Mining Practices and Compliance with Laws. Lessee shall, in accordance with plans of mining and descriptions thereof approved as provided for in Section 6.2 below, but subject to the requirements of the Commonwealth of Kentucky and federal law pertaining to the conduct of the mining of coal, mine the coal within the leased properties in the most safe, effectual, workmanlike and proper manner, and so that said mining shall not unreasonably interfere with the proper exercise of the rights hereinbefore excepted and reserved to Lessor; and, Lessee shall comply in every respect with the laws of the Commonwealth of Kentucky and the United States of America now existing or hereafter enacted, and all the rules and regulations promulgated thereunder, relating to the conduct of operations for the mining of coal.

            Section 6.2. Approval of Mining Plans. To protect the properties and coal reserves included herein from waste, injury or damage, Lessee shall mine the coal within the leased properties in accordance with plans of mining and reclamation and descriptions thereof which shall be submitted by Lessee to Lessor. Such mining and reclamation shall not be initiated until such plans and descriptions have been approved in writing by the President of Lessor. Upon Lessor's request, Lessee shall furnish Lessor: (i) a copy of Lessee's application for the mining permit, including the reclamation plan required by the Commonwealth of Kentucky, with the maps and drawings attached thereto, and
(ii) a statement of the post mining land use which is proposed to be made of the leased properties following reclamation obligations, for approval by said President, prior to its being filed with the governmental agencies responsible for issuance of such mining permits. Lessor shall use due diligence in reviewing such application and plans of mining and reclamation and descriptions thereof, and Lessor shall not withhold notice of approval or disapproval for an unreasonable length of time. Notwithstanding the foregoing provisions of this
Section 6.2, Lessor shall not require a higher post-mining land use and condition than the pre-mining land use and condition, unless otherwise agreed between Lessor and Lessee. No change in any such plans or descriptions so approved by said President shall be made without such change being approved in advance by said President, or except as required by such regulatory agencies.

                                   ARTICLE VII

                      LESSEE'S LIABILITY FOR NONCOMPLIANCE

            Section 7.1. If at any time Lessee shall not conduct operations as provided in ARTICLE VI hereof and loss of coal which Lessee is obligated to mine or loss of other coal of Lessor may thereby result or be threatened, the President of Lessor shall have authority to determine where, and in what particular, those provisions of said ARTICLE VI are being violated, and Lessor may, by written notice specifying such violation, demand that Lessee pay to Lessor the full amount of royalty, at the rate provided in ARTICLE II hereof, on the estimated tonnage of coal lost which Lessee is obligated to mine or that may remain unmined by reason of failure of Lessee to conduct operations as required by said ARTICLE VI, in the same manner as if said coal had been mined and removed; and Lessee shall compensate Lessor for the full amount of any other coal of Lessor that is lost by reason of the failure of Lessee to conduct operations as required by said ARTICLE VI.

                                  ARTICLE VIII

               ENGINEERING REQUIREMENTS; AUTHORITY OF PRESIDENT OF LESSOR; SURVEY DATA; PRESERVATION OF SURVEY CONTROL
                            (TRIANGULATION) STATIONS

            Section 8.1. Engineering Requirements; Authority of President of Lessor. Lessee shall employ a competent engineer to make surveys, determine elevations, prepare plans and maps of the mine workings, and Lessee shall prepare and keep up, on a scale to the approval of the President of Lessor, a map which shall be posted every three (3) months and shall show accurately and completely, the boundaries of the lands included herein, the locations of all railway tracks, rights-of-way, streams, roads, buildings, structures and mine workings on or under said lands, together with elevations on sea level datum on the mine workings, and any additional information that can be practically obtained and that may be necessary to the safe and proper conduct of the mining operations, or that may be required by the President of Lessor. The size of said map shall be in accordance with standards to be prescribed by said President and a reproducible tracing of said map, which shall be the property of Lessor, shall be sent to said President on or before the twentieth (20th) day of January, April, July and October of each year, properly posted in accordance herewith for the three (3) months ending on the last day of the calendar month immediately preceding; and said President shall have the privilege of keeping said tracing a sufficient time to obtain therefrom such information as he may desire before returning the said tracing to Lessee for each subsequent posting; and Lessor and its agents shall at all times have access to the maps, plans and tracings of Lessee, and may take therefrom copies of such portions as may be desired.

            Section 8.2. Survey Data; Preservation of Survey Control (Triangulation) Stations. Upon Lessor's request, Lessee shall furnish Lessor's President with a copy of all information, including but not limited to, maps, survey field books and traverse sheets, resulting from surveying performed on behalf of the Lessee within the leased premises. Lessee shall use due care to avoid the destruction of survey control or triangulation stations. However, if in Lessee's operations hereunder, it becomes necessary to destroy one of said survey control or triangulation stations, then Lessor shall be notified at least 90 days in advance of such destruction. If such destruction does occur without said prior notice thereof being given to Lessor, then Lessee shall promptly reimburse Lessor for the cost of resetting said survey control or triangulation stations.

                                   ARTICLE IX

                        FAILURE TO FURNISH PLANS OR MAPS

            Section 9.1. If Lessee fails to furnish any plan or map as provided for in ARTICLE VIII hereof for fifteen (15) days after written demand therefor by the President of

Lessor, Lessor may at its option employ a competent engineer to make surveys and to prepare such plan or map, and Lessee shall pay to Lessor the full amount of expenses so incurred.

                                    ARTICLE X

                      PREVENTION OF FIRES; DUTIES OF LESSEE

            Section 10.1. Lessee shall use all reasonable care and precaution to prevent the occurrence of fires in timber or forest growth on the surface overlying the properties included herein and to cause the prompt extinguishment of any such fires, and Lessee shall cooperate with Lessor and its other lessees or agents in extinguishing such fires on said surface and on adjoining lands that may be liable to spread to or over said surface overlying the properties included herein. Lessee shall be responsible for all damage caused by fire to timber or forest growth or in any other respect on the surface overlying the properties included herein or adjoining lands that may be due to negligence of Lessee, its employees, agents or contractors.

                                   ARTICLE XI

                      COAL FROM OTHER LANDS; LAND USE TOLL

            Section 11.1. In the event Lessee transports or ships coal from any property not owned by Lessor into, over, through or under any of the leased properties, Lessee shall pay to Lessor fifteen cents (15(cent)) per net ton of that coal, or, one-half of one per cent (1/2%) of the average gross selling price per net ton of that coal, as gross selling price is defined in Section 2.4 above, whichever is greater, as land use toll for such transportation or shipment. Lessee shall report and make payment, pursuant to the provisions of Sections 2.2 and 2.3 above, for coal transported or shipped hereunder. Lessee will pay interest to Lessor on any land use tolls due and not paid by the 25th day of the calendar month at the effective prime interest rate as then charged by Morgan Guaranty Trust Company of New York and calculated daily from the date said amounts are due. However, Lessee shall not transport or ship coal from any property not owned by Lessor into, over, through or under any of the aforesaid properties if Lessor serves upon Lessee a written objection to any such transportation or shipment. Furthermore, Lessee will not deposit refuse derived from any property not owned by Lessor on the aforesaid premises.

                                   ARTICLE XII

                                 INDEMNIFICATION

            Section 12.1. Lessee shall conduct operations hereunder on its own behalf and not as agent or employee of Lessor and there shall be no privity of contract between Lessor and employees of Lessee. All employees, agents, contractors, subcontractors, and materialmen of Lessee, whether on a wage or profit sharing basis, shall be selected, hired, directed, paid, and discharged only by Lessee. Lessee shall and hereby agrees to indemnify and save harmless Lessor, its officers, agents, and employees, from and against any and all claims, demands, suits, judgments, recoveries and liabilities for injury to or death of any person or persons whomsoever and for loss of or damage to any property whatsoever, arising or in any manner growing out of the operations or activities of Lessee under or in connection with this lease. Lessee hereby further agrees to indemnify and save harmless Lessor, its officers, agents and employees, from and against any and all penalties, fines, prosecutions, statutory recoveries (whether civil or criminal) and governmental actions which arise from or are occasioned by the operations or activities of Lessee under or in connection with this lease.

                                  ARTICLE XIII

                  TAXES AND ASSESSMENTS; COAL APPRAISAL REPORTS

            Section 13.1. Taxes and Assessments. During the term of this lease and any extensions or renewals pursuant to ARTICLE XX hereof, Lessee shall pay and bear and reimburse Lessor for the expense of all taxes and assessments of every kind and character that may be levied or assessed by governmental authority against or upon the properties included herein or Lessor's ownership thereof, including, without limitation: (i) excise, privilege or license taxes based upon the acreage of land owned by Lessor in the Commonwealth of Kentucky, any exemption of acreage therefrom to be prorated to the acreage included in this lease; (ii) ad valorem taxes; and (iii) taxes levied or assessed on the coal mined hereunder, on the privilege of mining said coal, on the improvements or other property of Lessee in or on properties above described, on the leasehold rights of Lessee, and on the income accruing to Lessee therefrom. Within thirty (30) days of Lessee's receipt of a statement for such taxes and assessments, together with copies of corresponding paid tax tickets therefor, Lessee shall repay to Lessor the amount of any such taxes and assessments as shall be paid by Lessor.

            Section 13.2. Method of Payment. Lessee shall pay such taxes and assessments annually to Lessor as Lessor may direct. Adjustments for overpayment for any tax year shall be credited or billed, as the case may be, by such reasonable method as Lessor shall determine.

            Section 13.3. Coal Appraisal Reports. Lessee shall submit to Lessor, for its review, a copy of annual coal appraisal reports and returns prepared pursuant to K.R.S. 132 et seq., or regulations promulgated thereunder, prior to their filing with the Kentucky Revenue Cabinet. It is understood and agreed that the assessments and levies arising and calculated from such reports are based, in part, upon the annual production tonnages of Lessee, and for that reason, Lessee shall pay to Lessor, in the manner provided in Section 13.2 hereof, an amount equal to any increase in such assessments and levies resulting from operations upon the lands herein. Such payments shall continue and survive any termination or cancellation of this lease until such time as said assessments and levies have returned to inactive or non-production status. Lessee will pay interest to Lessor on any amounts due under Section 13.2 hereof and this Section and not paid within thirty (30) days after demand therefor has been made at the effective prime interest rate as then charged by Morgan Guaranty Trust Company of New York and calculated daily from the date said amounts are due. Lessor reserves the right to pay any taxes or assessments due under this ARTICLE XIII without waiving its rights for collection thereof from Lessee as provided in ARTICLES XXII and XXIII of this lease.

                                   ARTICLE XIV

                         PROHIBITION AGAINST ASSIGNMENT

            Section 14.1. Lessee shall not mortgage, assign, convey, sublease, or set over any of its estate, interest or rights hereunder or any part thereof, or any of its rights or interests in buildings and other improvements placed upon the leased properties by the Lessee, except with the written consent of Lessor and the written assumption by the transferee of all the obligations of Lessee in form satisfactory to Lessor, with the clear understanding that such written consent may be subject to renegotiation of the royalty rates or other provisions hereinabove set forth for coal mined from the area, or coal seams therein, which are assigned, conveyed, subleased, or set over; AND no judicial or other sale or transfer of any kind, except under order or decree issued by any court or judicial officer or tribunal, or in compliance with any order or decree of any court of equity or in any proceedings in bankruptcy, shall have the effect of transferring this lease or any of the estate, interest or rights of Lessee for any time or term, except with the written consent of Lessor and the written assumption by the transferee of all the obligations of Lessee in form satisfactory to Lessor.

                                   ARTICLE XV

                     WORKER'S COMPENSATION; LESSEE'S DUTIES

            Section 15.1. Lessee shall subscribe to and operate under the provisions of the Kentucky Workers' Compensation Act, and make all necessary payments thereto, and such coverage shall also include drivers of any trucks which may be hired, rented or leased, and upon request furnish to Lessor certificate of such compliance, together with paid premium receipts.

            If at any time the subscription to said Workers' Compensation Act shall cease to be in force and effect, then Lessee shall suspend, and Lessor may demand that Lessee cease all operations hereunder until such subscription has been reinstated.

                                   ARTICLE XVI

                BLACK LUNG BENEFITS; INDEMNIFICATION; EVIDENCE OF
                            FINANCIAL RESPONSIBILITY

            Section 16.1. Lessee hereby guarantees and agrees to indemnify and save harmless Lessor, its officers, agents and employees, from the payment of or any liability for benefits which may be required under the Black Lung Benefits Act (30 U.S.C. 901, et seq.) and under any laws or regulations of the Commonwealth of Kentucky, arising from any mining operations hereunder, and Lessee agrees that during the primary period and renewals, if any, of this lease, it will furnish annually to Lessor evidence of financial responsibility for such black lung benefits under applicable federal and state laws, as well as regulations issued thereunder. Such evidence of financial responsibility shall consist of the following:

            (a) in the event the Workers' Compensation law of the state (State) in which the leased property is located has been included in the list published by the Secretary of Labor of the United States of America under the Black Lung Benefits Act (30 U.S.C. 901, et seq.), such evidence shall consist of a certification from the officers administering the Workers' Compensation program for the State certifying as to Lessee's black lung benefits coverage under those Workers' Compensation laws;

            (b) in the event the Workers' Compensation laws of the State are not included in the list published by the Secretary of Labor of the United States of America under the Black Lung Benefits Act (30 U.S.C. 901, et seq.), Lessee shall either:

                  (1) qualify as a self-insurer in accordance with regulations prescribed by said Secretary of Labor, or

                  (2) insure and keep insured, with any stock company or mutual company or association, or any other person or fund, including any State fund, which is authorized under the laws of the State to insure Workers' compensation, all black lung benefits payable under applicable federal and state statutes and regulations issued thereunder, and furnish a satisfactory certificate to Lessor evidencing such insurance coverage.

                                  ARTICLE XVII

                  WAGES AND BENEFITS; INDEMNIFICATION AND BOND

            Section 17.1. Lessee hereby guarantees and agrees to indemnify Lessor, its officers, agents and employees, from the payment of or any liability for, or resulting from, wages and benefits which may be due Lessee's employees or contractors, and, to that end Lessee shall, at Lessor's sole discretion, prior to or at any time after commencing operations hereunder, obtain a surety bond, the amount of which shall be calculated pursuant to K.R.S. 337.200, et seq., irrespective of the length of time Lessee had been doing business in this State, securing Lessor from payment of or any liability for, or resulting from, said wages and benefits.

                                  ARTICLE XVIII

                       INSURANCE; CESSATION OF OPERATIONS

            Section 18.1. Amount of Insurance. As a condition precedent to the commencement of operations hereunder, Lessee shall arrange for the maintenance of public liability insurance, including, but not limited to, coverage for environmental or pollution liability, with a good solvent casualty insurance company or companies satisfactory to Lessor, which insurance shall indemnify said Lessor against legal liability for loss by reason of personal injury, death and property damage or loss sustained as a result, or by reason, of the operations hereunder, with a minimum combined single limit of $4,000,000.00 for bodily injury, death and property damage and Lessee shall, upon request of Lessor, furnish to Lessor certificates of such insurance, together with paid premium receipts. This coverage shall also include any trucks or other equipment hired, rented or leased in operations hereunder.

            It is understood and agreed, however, that the minimum limits of coverage set forth above are not intended and will in no manner limit the recoveries of Lessor under the indemnity provisions of ARTICLES V, XII, XVI and XVII above and on page 15 of this lease.

            Section 18.2. Cessation or Suspension of Operations. If at any time any of these insurance coverages shall cease to be in force and effect, then, upon written demand of Lessor, Lessee shall suspend all operations hereunder until such insurance coverages shall be reinstated.

                                   ARTICLE XIX

                   LESSOR'S RIGHT TO INSPECT MINING OPERATIONS

            Section 19.1. Lessor, and the Lessor's employees, agents and engineers, shall at all times have the right and privilege of entering the works and mines of Lessee in or upon the properties included herein to inspect, examine, survey or measure the same or any part thereof solely for the purpose of verifying the reports of Lessee as to the amounts of coal mined or removed and for that purpose only to use freely the means of access to said works and mines, without hindrance or molestation.

                                   ARTICLE XX

                         OBLIGATION TO MINE; EXTENSION;
                          DUTY TO RECLAIM; TERMINATION

            Section 20.1. Obligation to Mine; Extension. Lessee shall mine and remove all of the coal which can be mined and removed hereunder by modern mining methods and if, at the expiration of the original period hereof, Lessee has not mined and removed all of the coal which it is or may become obligated to mine, then this lease shall be extended for such additional ten (10) year periods as may be necessary, upon the same terms and provisions, but subject to the full payment of all royalties, rentals and other payments due hereunder, until all of said coal which can be economically mined and removed by approved mining methods has been mined and removed from the leased properties; and whenever during said original period or any extension thereof, as herein provided, Lessee shall have mined and removed all of said coal by such approved mining methods and shall have paid all royalties, rentals and other payments due or accrued hereunder then Lessee's obligation to mine coal and make payment of minimum annual rental hereunder shall terminate.

            Section 20.2. Duty to Reclaim; Payment of Amounts Due; Termination. In the event the lease herein shall not be extended at the end of the original period hereof or any extended period thereof, or all of said coal has been mined and removed, then this lease shall continue to be extended for additional one
(1) year periods, at a nominal rental to be determined by Lessor, until all the reclamation of the lands disturbed by mining operations under this lease has been completed and finally approved by the state and/or federal agency or agencies having jurisdiction of such mining operations and all the bonds for such reclamation have been fully released by such agency or agencies. Upon such release of all of said bonds this lease shall terminate, without, however, releasing Lessee from any obligations or liabilities arising prior to said termination. Further, in the event Lessee has not made payment of all royalties, rentals and other payments due hereunder at the end of the original period hereof or any renewal or extended period thereof, then Lessor, at its option, may extend the term of this lease until all of such payments have been made.

                                   ARTICLE XXI

                              TERMINATION OF LEASE

            Section 21.1. Termination by Lessee. After Lessee's satisfaction of all mining and reclamation obligations contained in ARTICLE XX hereof, Lessee may give Lessor thirty

(30) days' notice of its intention to terminate this lease, and, if Lessor shall determine that Lessee has fully performed its obligations under this lease, Lessee's obligations hereunder shall be deemed terminated effective on such thirtieth (30th) day, without, however, releasing Lessee from any obligations or liabilities arising prior to said termination of obligations. Upon termination of this lease, any minimum annual rental paid for the calendar year in which the termination occurs which has not been credited against production royalties shall be refunded to Lessee, and Lessee shall not be liable for any further minimum annual rentals.

            Section 21.2. Removal of Property Following Termination or Expiration. Upon termination or expiration of this lease, Lessee shall have 180 days in which to remove from the properties leased hereby all Lessee's equipment, buildings and other improvements and personal property, and any of the same not so removed shall, at Lessor's option, either become the property of Lessor without charge therefor or be disposed of by Lessor at Lessee's cost and expense; provided, however, that Lessee shall not remove any equipment, buildings, improvements or property unless Lessee shall have fully performed all matters to be performed by it hereunder.

                                  ARTICLE XXII

                                     DEFAULT

            Section 22.1. Default; Cancellation by Lessor. If any one or more of the following events (herein sometimes called Events of Default) shall occur:

                  (a) If default shall be made in the due and punctual payment of any rent, royalty or any part thereof, when and as the same may become due and payable, or in the payment of taxes and insurance premiums or any other amounts to be borne by Lessee hereunder, or in the furnishing of receipts and certificates of payment therefor when due, or in the furnishing of any of the books, records or reports by Lessee to be furnished under this lease, and such default shall continue for fifteen (15) days after notice by Lessor to Lessee; or,

                  (b) If default shall be made by Lessee in the performance of or compliance with any of the covenants, agreements, terms or conditions contained in this lease, other than those referred to in the foregoing subsection (a) of this Section 22.1, and such default shall continue for a period of sixty (60) days after written notice thereof from Lessor to Lessee, and Lessee shall not within such period commence with due diligence the curing of such default, or if Lessee shall, within such period, commence with due diligence to cure such default and thereafter shall fail or neglect to prosecute and complete with due diligence and dispatch the curing of such default; or,

                  (c) If Lessee shall file a voluntary petition in bankruptcy or shall be adjudicated bankrupt or insolvent, or shall file any petition or answer seeking or acquiescing in any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief for itself under any present or future federal, state or other statute, law or regulation, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver, or liquidator of Lessee or of all or any substantial part of the property leased hereby or of any or all the rents, revenues, issues, earnings, profits, or income thereof, or shall make any general assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due;

then and in any such event, Lessor at any time thereafter while such default or condition is continuing, may give written notice to Lessee specifying the occurrence giving rise to such Event of Default, or Events of Default, and stating that the lease shall terminate on the date specified in such notice, which shall be at least ten (10) days after the giving of such notice. Upon the date specified in such notice, this lease and the estate and interest hereby demised shall terminate and all rights of Lessee under this lease shall cease.

            Section 22.2. Repossession, etc. by Lessor. Lessee expressly waives any right to prior notice or any process of law other than the issuance of the warrant of distraint, and Lessee further expressly waives any right to hearing prior to the levy of such warrant and sale thereunder and at any time after such termination of this lease, Lessor, without further notice may enter and re-enter the premises for all proper purposes and repossess itself by all legal means, including summary proceedings, of its prior and former estate and may remove Lessee and all persons claiming through Lessee from the property leased hereby.

            Section 22.3. Survival of Lessee's Obligations; Damages. No termination of this lease or repossession of the property leased hereby, by force, summary proceedings, ejectment or otherwise, shall relieve Lessee of its liability and obligations under this lease, and such liability and obligations, including, without limitation, the indemnity commitments contained in ARTICLES V, XII, XVI and XVII above and on page 15 of this lease, shall survive termination or any repossession. In the event of any such termination or repossession, Lessee shall pay to Lessor the minimum annual rentals, production royalties and other charges required to be paid by Lessee up to the time of such termination or repossession.

            Section 22.4. No Waiver, etc. by Lessor. No failure by Lessor to insist upon the strict performance of any covenant, agreement, term or condition of this lease or to exercise any right, power or remedy consequent upon a breach thereof, and no acceptance of full or partial performance or payment of royalties during the continuance of any such breach, shall constitute a waiver of or consent to any such breach or of such covenant, agreement, term or condition. No waiver of any breach shall affect or alter this lease, but each and every covenant, agreement, term and condition of this lease shall continue in full force and effect with respect to any other then existing or subsequent breach thereof.

            Section 22.5. Injunction Against Breach. In the event of any breach or threatened breach by Lessee of any of the covenants, agreements, terms or conditions of this lease, Lessor shall have the right to invoke any rights, powers and remedies allowed at law, in equity or by statute or otherwise, whether or not specifically provided in this lease.

            Section 22.6. Lessor's Remedies Cumulative, etc. Each right, power and remedy of Lessor provided for in this lease shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this lease or now or hereafter existing at law or in equity, by statute or otherwise, and the exercise or beginning of the exercise by Lessor of any one or more of the rights, powers or remedies provided for in this lease or now or hereafter existing at law or in equity, by statute or otherwise shall not preclude the simultaneous or later exercise by Lessor of any or all other rights, powers or remedies provided for in this lease, or by statute or otherwise.

                                  ARTICLE XXIII

                                  CONDEMNATION

            Section 23.1. If the coal herein leased, or any portion thereof, shall be taken in or in any manner affected by, condemnation for any public or quasi-public use under any statute or by right of eminent domain, or by private purchase in lieu of condemnation, by a public body vested with the power of eminent domain, then, and in each and every such event, Lessor shall be free to conduct all negotiations for compensation or damages, including without limitation, participation in viewer's proceedings and the institution of litigation concerning such taking, with the understanding that in the case of each and every condemnation or taking Lessor shall notify Lessee of same, and Lessor and Lessee shall be paid out of any such award or compensation in damages as follows:

            (a) If the award for the coal in any such condemnation or taking shall exceed the amount of royalty that would have been due Lessor had the coal been then mined, based upon recent sales by Lessee or, if no such sales exist, based upon recent sales by others of coal of comparable quality, all of such award which is in excess of said royalty amount shall be the property of and be paid to Lessee and the balance of the award shall be the property of and be retained by Lessor; or,

            (b) If such award for the coal shall be equal to or less than said royalty amount then all of such award shall be the property of and be retained by Lessor.

            (c) Any specific award for Lessee's buildings, structures or improvements shall be paid to Lessee and any award for surface lands, or interests therein or any other buildings, structure or improvements thereon, shall be the property of Lessor.

            Lessee shall cooperate with Lessor in all matters hereunder, including joining in any litigation or settlement if Lessor determines such to be necessary; provided, that any such condemnation or taking shall not otherwise affect Lessee's duties and obligations under this lease, except as provided herein.

                                  ARTICLE XXIV

                                   ARBITRATION

            Section 24.1. If there should arise any matters in dispute hereunder on which Lessor and Lessee cannot finally agree, such matter or matters shall be referred to a board of arbitrators consisting of three (3) disinterested, competent persons, one selected by Lessor and one by Lessee, as hereinafter provided, and the two thus selected shall select the third, who shall have the power of an umpire and be known as umpire-arbitrator. The decision and award of such arbitrators, or any two of them, or, in case of disagreement among all the arbitrators, of the umpire-arbitrator, shall be conclusive and binding upon Lessor and Lessee and promptly complied with.

            The party desiring arbitration shall give written notice to the other party, definitively stating the point or points in dispute and naming the person selected as arbitrator; and it shall be the duty of the other party, within fifteen (15) days after receiving such notice, to name an arbitrator, and these two shall select the umpire-arbitrator; and in event the party notified does not name an arbitrator within said period of fifteen (15) days, the party serving such notice may select a second arbitrator and the two thus selected shall select the umpire-arbitrator.

            In the event of failure of the two arbitrators, selected as aforesaid, within thirty (30) days from receipt by both of them of notice of their selection, to agree upon the umpire-arbitrator, then they shall jointly notify, in writing, the parties of their failure to agree upon such umpire-arbitrator. The parties shall then, within fifteen (15) days from the date of such notification, jointly select the umpire-arbitrator. In the event the parties are unable to so select the umpire-arbitrator within said fifteen
(15) day period, they shall then jointly select the names of three (3) potential umpire-arbitrators. None of these three (3) potential umpire-arbitrators shall represent, or have any affiliation with either party. Once the list of said three (3) potential umpire-arbitrators has been prepared, each party shall then strike the name of one (1) potential umpire-arbitrator from said list. The person remaining on such list after the parties have stricken a name from said list shall be the umpire-arbitrator. Fresher, in the event the parties fail to select such umpire-arbitrator as aforesaid, either of the parties may apply to the American Arbitration

Association (AAA) for the appointment of an umpire-arbitrator pursuant to the rules and procedures of the AAA for the appointment of neutral arbitrators, as revised. The individual then designated will act as such umpire-arbitrator hereunder.

            The umpire-arbitrator thus chosen shall give to Lessor and Lessee written notice as to the time and place of hearing, which hearing shall be not less than ten (10) nor more than twenty (20) days after his selection, and, at the time and place appointed he shall proceed with the hearing unless, for some good cause of which the arbitrators shall be the judge, it shall be postponed until some later date within a reasonable time. Both Lessor and Lessee shall have full opportunity to be heard, orally and in writing, on any question thus submitted. In arriving at a decision and award, the arbitrators shall be bound by any relevant state and federal law applicable to the substantive issue or issues so submitted for arbitration, and they shall make such decision and award in writing, and deliver a copy to both Lessor and Lessee. The arbitration award shall specify by whom the costs of arbitration shall be borne and paid and the amount of such costs, including reasonable compensation for the arbitrators.

                                   ARTICLE XXV

                                 CONTROLLING LAW

            Section 25.1. In all coal mining operations and other activities conducted hereunder Lessee shall comply with all the laws of the United States of America and the Commonwealth of Kentucky now or hereafter enacted, and all rules and regulations promulgated thereunder by any governmental agency, relating to such coal mining operations or other activities. Any disputes as to the meaning and application of any of the provisions of this lease shall be determined under the laws of the Commonwealth of Kentucky.

                                  ARTICLE XXVI

                                     NOTICE

            Section 26.1. The giving of any notice to, or the making of any demand on Lessee shall be sufficient if in writing, addressed to Lessee and mailed via certified mail, providing for receipt, to Lessee at One Potter Drive,
P. o. Box 900, Robinson Creek, Kentucky 41560; and likewise the giving of any notice to, or the making of any demand on, Lessor shall be sufficient if in writing, addressed to Lessor and similarly mailed via certified mail, providing for receipt, to Lessor at P. O. Box 1517, Bluefield, West Virginia 24701; and ten (10) days shall be considered a reasonable notice or demand period except where a longer notice period is herein prescribed.

                                  ARTICLE XXVII

                                    HEADINGS

            Section 27.1. The headings of the ARTICLES in this lease are for convenience only and shall not be used to construe or interpret the scope or intent of this lease or in any way affect the same.

                                 ARTICLE XXVIII

                                    SURVIVAL

            Section 28.1. No termination or cancellation of this lease shall relieve either of the parties hereto from any obligations or liabilities incurred by it under this lease as of the time of such termination or cancellation.

                                  ARTICLE XXIX

                                  SEVERABILITY

            Section 29.1. If any term or provision of this lease is held to be illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity or legality of any of the other terms or provisions of this lease.

                                   ARTICLE XXX

                    TERMS BINDING UPON SUCCESSORS AND ASSIGNS

            Section 30.1. All of the terms and provisions hereof to be performed and observed by the respective parties hereto shall be binding upon and shall inure to the benefit of their respective successors, and assigns.

            WITNESS the following signatures and seals as of the date first above written. Executed in two (2) counterparts.

                                            POCAHONTAS DEVELOPMENT CORPORATION

                                            By

                                            /s/ Daniel D. Smith
                                            Daniel D. Smith
                                            President

                                            SUNNY RIDGE ENTERPRISES, INC.

                                            By

                                            /s/ John M. Potter
                                            John M. Potter
                                            President

STATE OF WEST VIRGINIA                 )
                                       ) To-wit:
COUNTY OF MERCER                       )

            I, Cathy T. Buzzo, a Notary Public of said County, do certify that Daniel D. Smith, President, who signed the writing above, dated as of January 1, 1996, for said Pocahontas Development Corporation, has this day in my said County, before me, acknowledged the said writing to be the act and deed of said Corporation.

            Given under my hand and official seal this 27th day of January, 1997.

                                                       /s/ Cathy T. Buzzo
                                                       ----------------------
                                                       Notary Public

My commission expires: August 16, 1998.

STATE OF KENTUCKY                      )
                                       ) To-wit:
COUNTY OF PIKE                         )

            I, Glenda Jo Walters, a Notary Public of said County, do certify that John M. Potter, its President, who signed the writing above, dated as of January 1, 1997, for said Sunny Ridge Enterprises, Inc., has this day in my said County, before me, acknowledged the said writing to be the act and deed of said Corporation.

            Given under my hand and official seal this 23rd day of January, 1997.

                                                       /s/ Glenda Jo Walters
                                                       -----------------------
                                                       Notary Public

My commission expires: 4-21-2000.

            This instrument prepared by Ernest F. Hays, II, Attorney at Law, Bluefield, West Virginia 24710-1517.

                                                       /s/ Ernest F. Hays, II
                                                       ------------------------

C:\Lease\Sunny.Ridge

            THIS SUPPLEMENTAL LEASE AND AGREEMENT, made as of May 26, 1998, between POCAHONTAS DEVELOPMENT CORPORATION (Pocahontas), a corporation of Kentucky, with a mailing address of Post Office Box 1517, Bluefield, West Virginia 24701, Lessor, and SUNNY RIDGE ENTERPRISES, INC. (Sunny Ridge), a corporation of Kentucky, with a mailing address of Post Office Box 900, Robinson Creek, Kentucky 41560, Lessee;

                              W I T N E S S E T H:

            WHEREAS:

            1. By lease dated January 1, 1997 (hereinafter called "Original Lease"), Pocahontas leased to Sunny Ridge, for a period of ten (10) years, from January 1, 1997 through December 31, 2006, subject to renewal for additional ten
(10) year periods, the sole and exclusive right of mining and removing various seams of coal within nine (9) parcels of land containing in the aggregate 7,693.48 acres, more or less, situated in Pike County, Kentucky, on the waters of Pond Creek and Left and Right Forks of Blackberry Creek of Tug Fork, as therein described, subject to exceptions and reservations and upon the terms and provisions therein contained;

            2. Pocahontas, to the extent it has the legal right so to do, has agreed to lease to Sunny Ridge for the remaining period and upon the same terms and conditions of the Original Lease, as it may be supplemented, amended or renewed, the right of mining and removing, by any method of mining, all of the coal of the Upper Alma Seam of coal only within 478.01 acres, more or less, as hereinafter identified, and upon the terms and provisions contained herein.

            NOW, THEREFORE, in consideration of the premises contained herein, the mutual benefit to be derived by the parties hereto and the continued performance and observance by Sunny Ridge of all the terms and conditions of the Original Lease, as it may be supplemented, amended or renewed, and this Supplemental Lease and Agreement, Pocahontas, to the extent it has the legal right so to do, hereby leases to Sunny Ridge for the remaining period of Original Lease, as herein supplemented and any renewals thereof, the right of mining and removing, by any method of mining, all of the coal from the Upper Alma Seam of coal within said 478.01 acres, more or less, situated in Pike County, Kentucky, on the waters of Right Fork and Left Fork of Blackberry Creek, and being shown by red border on colored map attached hereto and made a part hereof and marked in the lower right-hand corner thereof:
"Pocahontas Development Corporation, Bluefield, West Virginia, No. 1694-C, May 20, 1998, GDF."

            Said 478.01 acres, more or less, are made up of different tracts or parcels of land in which Pocahontas Development Corporation owns the fee or the minerals and which for convenience of designation are as follows (the areas given being by estimation only and are not to be construed as a warranty of acreage):

                                  TABLE OF AREA
                              PIKE COUNTY, KENTUCKY

           Tract or Parcel                     Area in Acres
     out of which area is taken           Fee       Min      Total
-------------------------------------    ------    ------    ------
Pt. Tract No. 145 - Tolbert Hatfield      18.15         -     18.15
Pt. Tract No. 152 - A. Smith               2.41         -      2.41
Pt. Tract No. 162 - W. J. Williamson          -    171.67    171.67
Pt. Tract No. 165 - J. Hatfield           18.69         -     18.69
Pt. Tract No. 166 - Thompson Hatfield      1.40         -      1.40
Pt. Tract No. 169 - Ephriam Hatfield       0.76      1.72      2.48
Pt. Tract No. 170 - J. P. Hatfield         9.56     23.94     33.50
Pt. Tract No. 171 - Jacob Hatfield         0.15     25.15     25.30
Pt. Tract No. 176 - W. J. Williamson      95.32     15.64    110.96
Pt. Tract No. 187 - Leah Coleman          93.45         -     93.45
                                         ------    ------    ------
     TOTAL                               239.89    238.12    478.01

            SUBJECT, HOWEVER, TO RIGHTS OF:

            (a) Stone Mining Company under amended and restated lease dated February 22, 1993, recorded in the Pike County Court Clerk's Office in Deed Book No. 722, page 546, from Pocahontas Development Corporation;

            (b) Ashland Exploration, Inc., successor in title to Columbian Fuel Corporation, under oil and gas lease dated December 15, 1941, recorded in Pike County in Deed

Book No. 222, page 500, from Ford Motor Company, remote predecessor in title of said Pocahontas Development Corporation;

            (c) Kentucky Power Company for rights-of-way for electric power transmission lines and appurtenances as now located and in use;

            (d) Commonwealth of Kentucky and the public for state, county and other public roads as may now be located and in use;

            (e) Others in any and all transmission lines, pipelines, rights-of-way, easements or other restrictions as may or may not appear of record; and

            (f) The public, United States of America, Commonwealth of Kentucky, riparian owners and others, if any, in and to the beds and streams of all waterways which may be included within the boundaries of the aforesaid 478.01 acres, more or less.

            THIS SUPPLEMENTAL LEASE AND AGREEMENT is subject to and shall be governed by all the terms and provisions of Original Lease, as fully as if the properties herein leased were originally included therein, and shall be subject to all the exceptions, reservations and limitations therein described; IT BEING AGREED that rights included herein do hereby become part of the Original Lease as fully and with the same effect as if said rights had been included in Original Lease at the time of execution thereof.

            THIS SUPPLEMENTAL LEASE AND AGREEMENT is upon further terms and provisions as follows:

            FIRST: Lessee shall pay to Lessor as rent a royalty of Four Percent (4%) of the average gross selling price per net ton of 2,000 pounds of coal mined from the Upper Alma Seam of coal within said 478.01 acres, calculated and reported on a monthly basis.

            SECOND: There shall be no increase in the advance minimum annual rental payable by Lessee to Lessor provided for in Section 3.1 of Original Lease by virtue of this Supplemental Lease and Agreement, and, production royalties paid by Lessee to Lessor for coal mined from the seam of coal included herein shall apply toward recoupment of the advance minimum annual rentals provided for in Section 3.2 of Original Lease.

            THIRD: Original Lease, as herein supplemented, shall remain in full force and effect.

            WITNESS the following signatures and seals as of the date first above written. Executed in two (2) counterparts.

                                            POCAHONTAS DEVELOPMENT CORPORATION

Attest:                                     By

/s/  Robert N. Stephens                     /s/ Daniel D. Smith
Assistant Corporate Secretary               Daniel D. Smith
                                            President

                                            SUNNY RIDGE ENTERPRISES, INC.
Attest:                                     By

                                            /s/  John M. Potter
                                            ----------------------
/s/  Thomas J. Peters                       Its   President
Secretary

STATE OF WEST VIRGINIA                 )
                                       ) To-wit:
COUNTY OF MERCER                       )

            I, Cathy T. Buzzo, a Notary Public of said County, do certify that Daniel D. Smith, President, who signed the writing above, dated as of May 26, 1998, for said Pocahontas Development Corporation, has this day in my said County, before me, acknowledged the said writing to be the act and deed of said Corporation.

            Given under my hand and official seal this 30th day of July, 1998.

                                                       /s/ Cathy T. Buzzo
                                                       --------------------
                                                       Notary Public

My commission expires: August 16, 1998.

STATE OF KENTUCKY                      )
                                       ) To-wit:
COUNTY OF PIKE                         )

            I, Glenda Jo Walters, a Notary Public of said County, do certify that John M. Potter, its President, who signed the writing above, dated as of May 26, 1998, for said Sunny Ridge Enterprises, Inc., has this day in my said County, before me, acknowledged the said writing to be the act and deed of said Corporation.

            Given under my hand and official seal this 21st day of July, 1998.

                                                       /s/ Glenda Jo Walters
                                                       -----------------------
                                                       Notary Public

My commission expires: 4-21-2000.

            This instrument prepared by Stephen M. Hopta, Attorney at Law, Bluefield, West Virginia 24701.

                                                       /s/ Stephen M. Hopta
                                                       -----------------------

C:\Lease\SunnyRid.Sup

            THIS SUPPLEMENTAL LEASE AND AGREEMENT, made as of October 27, 1998, between POCAHONTAS DEVELOPMENT CORPORATION (Pocahontas), a corporation of Kentucky, with a mailing address of Post Office Box 1517, Bluefield, West Virginia 24701, Lessor, and SUNNY RIDGE ENTERPRISES, INC. (Sunny Ridge), a corporation of Kentucky, with a mailing address of Post Office Box 900, Robinson Creek, Kentucky 41560, Lessee;

                              W I T N E S S E T H:

            WHEREAS:

            1. By lease dated January 1, 1997 (hereinafter called "Original Lease"), Pocahontas leased to Sunny Ridge, for a period of ten (10) years, from January 1, 1997 through December 31, 2006, subject to renewal for additional ten
(10) year periods, the sole and exclusive right of mining and removing seams of coal within nine (9) parcels of land, containing in the aggregate, 7,693.48 acres, more or less, situated in Pike County, Kentucky, on the waters of Pond Creek and Left and Right Forks of Blackberry Creek of Tug Fork, as therein described, subject to exceptions and reservations and upon the terms and provisions therein contained;

            2. By supplemental lease dated May 26, 1998 (hereinafter called "Supplemental Lease"), Pocahontas leased to Sunny Ridge, for the remaining period of Original Lease, the right of mining and removing, by any method of mining, all of the coal of the Upper Alma Seam of coal only within a parcel of land containing 478.01 acres, more or less, as therein identified, and upon the terms and provisions contained therein; and

            (Said Original Lease and Supplemental Lease are hereinafter collectively referred to as "Sunny Ridge Papers" and the properties covered thereby are hereinafter referred to as the "Sunny Ridge Leasehold"); and

            3. Pocahontas, to the extent it has the legal right so to do, has agreed to lease to Sunny Ridge for the remaining period and upon the same terms and conditions of Sunny Ridge Papers, the right of mining and removing, by any method of mining, all of the coal of the Middle Whitesburg Seam of coal and seams above the Middle Whitesburg up to but not including the lower bench of the Fireclay (a/k/a Chilton) Seam of coal within a parcel of land containing 1,730.74 acres, more or less, as hereinafter identified, and upon the terms and provisions contained herein.

            NOW, THEREFORE, in consideration of the premises contained herein, the mutual benefit to be derived by the parties hereto and the continued performance and observance by Sunny Ridge of all the terms and conditions of the Sunny Ridge Papers and this Supplemental Lease and Agreement, Pocahontas, to the extent it has the legal right so to do, hereby leases to Sunny Ridge for the remaining period of Sunny Ridge Papers, the right of mining and removing, by any method of mining, all of the coal from the Middle Whitesburg Seam of coal and seams above the Middle Whitesburg up to but not including the lower bench of the Fireclay (a/k/a Chilton) Seam of coal within a parcel of land containing 1,730.74 acres, more or less, situated in Pike County, Kentucky, generally on the waters of Pond Creek and Left and Right Forks of Blackberry Creek, tributaries of Tug Fork, and being more fully shown on colored map attached hereto and made a part hereof and marked in the lower right-hand corner thereof: "Pocahontas Development Corporation, Bluefield, West Virginia, No. 1707-C, October 21, 1998, BLM."

            Said 1,730.74 acres, more or less, are made up of different tracts or parcels of land in which Pocahontas Development Corporation owns the fee, the minerals or the coal only, and which for convenience of designation are as follows (the areas given being by estimation only and are not to be construed as a warranty of acreage):

                                 TABLE OF AREA

Tract or Parcel                                               Area in Acres
out of which area is taken                        Fee        Min        Coal     Total
--------------------------                      ------     ------       -----    ------
Pt. Tract No. 100 - Joseph A. Runyon             60.24       2.18         -       62.42
Pt. Tract No. 101 - L. D. Stump                      -     300.72*        -      300.72
Pt. Tract No. 162 - Wallace J. Williamson            -     533.24         -      533.24
Pt. Tract No. 169 - Ephriam Hatfield             63.33       1.58         -       64.91
Pt. Tract No. 170 - J. P. Hatfield               14.16      14.73         -       28.89
Pt. Tract No. 171 - Jacob Hatfield                0.15      47.43         -       47.58
Tract No. 172 - Martha Scott                         -      41.40         -       41.40
Tract No. 173 - J. Hatfield                          -      26.90         -       26.90
Pt. Tract No. 174 - James Hatfield              184.41       0.10         -      184.51
Pt. Tract No. 174-B - S. Sullivan                    -       1.24         -        1.24
Pt. Tract No. 175 - Thomas Hatfield             105.80          -         -      105.80
Pt. Tract No. 176 - W. J. Williamson            149.56          -         -      149.56
Tract No. 183 - J. Dotson                        27.20          -         -       27.20
Tract No. 184 - T. M. Dotson                     26.35          -         -       26.35

Tract No. 185 - T. M. Dotson                     25.45          -           -     25.45
Tract No. 186 - Ferrel Coleman Heirs             91.64          -           -     91.64
Pt. Tract J - Rouge Steel                            -          -        8.47      8.47
Pt. Tract Q - Rouge Steel                            -          -        4.46      4.46
                                                ------     ------       -----  --------
     TOTAL                                      748.29     969.52       12.93  1,730.74

* POCAHONTAS DEVELOPMENT CORPORATION DOES NOT OWN THE OIL AND GAS.

            SUBJECT, HOWEVER TO RIGHTS OF:

            (a) Lauren Land Company of the right to mine the Upper Alma, Lower Cedar Grove, Upper Cedar Grove and Williamson Seams of coal and seams above up to but not including the Middle Whitesburg Seam under amended and restated lease dated February 22, 1993, recorded in the County Court Clerk's Office in Pike County, Kentucky, in Book No. 722, page 558, from Pocahontas Development Corporation,

            (b) Stone Mining Company of the right to mine the Lower Alma Seam of coal only under amended and restated lease dated February 22, 1993, recorded in aforesaid Clerk's Office in Pike County, Kentucky, in Book 722, page 546, from Pocahontas Development Corporation;

            (c) Belfry Coal Corporation, successor to McAndrews Development, Ltd., or the right to mine certain areas of the Pond Creek Seam of coal only, under lease dated August 1, 1995, from Pocahontas Development Corporation;

            (d) Ashland Exploration, Inc., successor in title to Columbian Fuel Corporation, under oil and gas lease dated December 15, 1941, recorded in aforesaid Clerk's Office in Book No. 222, page 500, from Ford Motor Company, remote predecessor in title of Pocahontas Development Corporation;

            (e) Kentucky Power Company for rights-of-way for electric power transmission lines and appurtenances as now located and in use;

            (f) Commonwealth of Kentucky for the use and benefit of the Transportation Cabinet, and the public for right-of-way for public roads as may now be located and in use;

            (g) Others in any and all transmission lines, pipelines, rights-of-way, easements or other restrictions as may or may not appear of record; and

            (h) The public, United States of America, Commonwealth of Kentucky, riparian owners and others, if any, in and to the beds and streams of all waterways which may be included within the boundaries of the aforesaid 1,730.74 acres, more or less.

            THIS SUPPLEMENTAL LEASE AND AGREEMENT is subject to and shall be governed by all the terms and provisions of Sunny Ridge Papers, as fully as if the properties herein leased were originally included in the Sunny Ridge Leasehold, and shall be subject to all the exceptions, reservations and limitations therein described; IT BEING AGREED that rights included herein do hereby become part of the Sunny Ridge Papers as fully and with the same effect as if said rights had been included in the Sunny Ridge Papers at the time of execution thereof.

            THIS SUPPLEMENTAL LEASE AND AGREEMENT is upon further terms and provisions as follows:

            FIRST: Lessee shall pay to Lessor as rent a royalty of (i) Eight Percent (8%) of the average gross selling price per net ton of 2,000 pounds of coal mined by surface mining method; and (ii) Six Percent (6%) of the average gross selling price per net ton of 2,000 pounds of coal mined by deep mining method, from the aforesaid seams of coal within said 1,730.74 acres, calculated and reported on a monthly basis.

            SECOND: There shall be no increase in the advance minimum annual rental payable by Lessee to Lessor provided for in Section 3.1 of Original Lease by virtue of this

Supplemental Lease and Agreement, and, production royalties paid by Lessee to Lessor for coal mined from the seam of coal included herein shall apply toward recoupment of the advance minimum annual rentals provided for in Section 3.2 of Original Lease.

            THIRD: Original Lease, as herein supplemented, shall remain in full force and effect.

            WITNESS the following signatures and seals as of the date first above written.

            Executed in two (2) counterparts.

                                              POCAHONTAS DEVELOPMENT CORPORATION

Attest:                                       By

/s/  Robert N. Stephens                       /s/ Daniel D. Smith
Assistant Corporate Secretary                 Daniel D. Smith
                                              President

                                                   SUNNY RIDGE ENTERPRISES, INC.
                                                   By
Attest:

/s/ John M. Potter                                 /s/ John M. Potter
Secretary                                          -----------------------------
                                                   Its   President

STATE OF WEST VIRGINIA   )
                         ) To-wit:
COUNTY OF MERCER         )

            I, Cathy T. Buzzo, a Notary Public of said County, do certify that Daniel D. Smith, President, who signed the writing above, dated as of October 27, 1998, for said Pocahontas Development Corporation, has this day in my said County, before me, acknowledged the said writing to be the act and deed of said Corporation.

            Given under my hand and official seal this 27th day of October, 1998.

                                                       /s/ Cathy T. Buzzo
                                                       -------------------------
                                                       Notary Public

My commission expires: August 16, 1998.

STATE OF KENTUCKY  )
                   ) To-wit:
COUNTY OF PIKE     )

            I, Debra L. Smith, a Notary Public of said County, do certify that John M. Potter, its President, who signed the writing above, dated as of October 27, 1998, for said Sunny Ridge Enterprises, Inc., has this day in my said County, before me, acknowledged the said writing to be the act and deed of said Corporation.

            Given under my hand and official seal this 28th day of October, 1998.

                                                       /s/ Debra L. Smith
                                                       -------------------------
                                                       Notary Public

My commission expires: 10-6-2002.

            This instrument prepared by Ernest F. Hays, II, Attorney at Law, Bluefield, West Virginia 24701.

                                                       /s/ Ernest F. Hays, II
                                                       -------------------------

C:\Lease\SunnyRidge.2-Sup

            THIS SUPPLEMENTAL LEASE AND AGREEMENT, made as of November 22nd, 1999, between POCAHONTAS DEVELOPMENT CORPORATION (Pocahontas), a corporation of Kentucky, with a mailing address of Post Office Box 1517, Bluefield, West Virginia 24701, Lessor, and SUNNY RIDGE ENTERPRISES, INC. (Sunny Ridge), a corporation of Kentucky, with a mailing address of 2000 Ashland Drive, Ashland, Kentucky 41101, Lessee;

                                   WITNESSETH:

            WHEREAS:

            1. By lease dated January 1, 1997 (hereinafter called "Original Lease") Pocahontas leased to Sunny Ridge, for a period of ten (10) years, from January 1, 1997 through December 31, 2006, subject to renewal for additional ten
(10) year periods, the sole and exclusive right of mining and removing various seams of coal within nine (9) parcels of land, containing in the aggregate 7,693.48 acres, more or less, situated in Pike County, Kentucky, on the waters of Pond Creek and Left and Right Forks of Blackberry Creek of Tug Fork, as therein described, subject to exceptions and reservations and upon the terms and provisions therein contained;

            2. By supplemental lease dated May 26, 1998 (hereinafter called "First Supplemental Lease"), Pocahontas leased to Sunny Ridge, for the remaining period of Original Lease, the right of mining and removing, by any method of mining, all of the coal of the Upper Alma Seam of coal only within a parcel of land containing 478.01 acres, more or less, as therein identified, and upon the terms and provisions contained therein;

            3. By supplemental lease dated October 27, 1998 (hereinafter called "Second Supplemental Lease"), Pocahontas leased to Sunny Ridge, for the remaining period of Original Lease, the right of mining and removing, by any method of mining, all of the coal of the Middle Whitesburg Seam of coal and seams above the Middle Whitesburg up to but not including the lower bench of the Fireclay (a/k/a Chilton) Seam of coal within a parcel of land containing 1,730.74 acres, more or less, as therein identified, and upon the terms and provisions contained herein;

            (Said Original Lease, First Supplemental Lease, and Second Supplemental Lease are hereinafter collectively referred to as "Sunny Ridge Papers" and the properties covered thereby are hereinafter referred to as the "Sunny Ridge Leasehold"); and

            4. Pocahontas, to the extent it has the legal right so to do, has agreed to lease to Sunny Ridge for the remaining period and upon the same terms and conditions of Sunny Ridge Papers, the right of mining and removing, by surface mining method only, all of the coal of the Lower Alma Seam only within ten parcels of land containing in the aggregate 224.24 acres, more or less, as hereinafter identified, and upon the terms and provisions contained herein.

                  NOW, THEREFORE, in consideration of the premises contained herein, the mutual benefit to be derived by the parties hereto and the continued performance and observance by Sunny Ridge of all the terms and conditions of the Sunny Ridge Papers and this Supplemental Lease and Agreement, Pocahontas, to the extent it has the legal right so to do, hereby leases to Sunny Ridge for the remaining period of Sunny Ridge Papers, the right of mining and removing, by surface mining method only, all of the coal from the Lower Alma Seam only within ten (10) parcels of land containing in the aggregate 224.24 acres, more or less, situated near McVeigh in Pike County, Kentucky, on the waters of Pond Creek and Ball Fork of same; and partly on Right Fork of Blackberry Creek and Middle, Smith and Rockhouse Branches of same and being more fully shown on colored map attached hereto and made a part hereof and marked in the lower right-hand corner thereof: "Pocahontas Development Corporation, Bluefield, West Virginia, No. 1748-C, October 26, 1999, TDD."

                  Said 224.24 acres, more or less, are made up of different tracts or parcels of land in which Pocahontas Development Corporation owns the fee, or the minerals and for taxation purposes are as follows (the areas given being by estimation only and are not to be construed as a warranty of acreage):

                  Parcel Nos. 1 thru 4 aggregating 41.17 acres, more or less, of fee land are part of the lands generally charged to Pocahontas Development Corporation on the Land Book of said Pike County, Kentucky, for the tax year 2000, as Tract No. 32-PK-14; 1,352.75 acres fee, Belfry, KY. and Matewan, W.Va.-KY. Quadrangles.

            Parcel Nos. 5 thru 10 aggregating 183.07 acres, more or less, of minerals are generally charged as Tract No. 32-PK-01; 11,208.82 acres mineral, Belfry, KY. and Matewan, W.Va.-KY. Quadrangles.

            SUBJECT, HOWEVER, TO RIGHTS OF;

            (a) Lauren Land Company, under lease dated February 22, 1993, recorded in the County Court Clerk's Office in Pike County, Kentucky, in Book No. 722, page 558, from Pocahontas Development Corporation, of the right to mine the Upper Alma Seam of coal and seams above up to, but not including, the Peach Orchard Seam and seams above within all parcels included herein;

            (b) Ashland Exploration, Inc., successor in title to Columbian Fuel Corporation, under oil and gas lease dated December 15, 1941, recorded in aforesaid Clerk's Office in Book No. 222, page 500, from Ford Motor Company, remote predecessor in title of Pocahontas Development Corporation;

            (c) KV Oil & Gas, Inc., under oil and gas lease dated May 3, 1985, recorded in Pike County in Deed Book No. 586, page 263, from Rouge Steel Company;

            (d) Others in the surface and any minerals not owned by Pocahontas Development Corporation as may be located within the boundaries herein;

            (e) Kentucky Power Company for the rights-of-way for electric power transmission lines and appurtenances as now located and in use;

            (f) Commonwealth of Kentucky, for state, county and other roads, and others for pipelines or other rights-of-way or easements and restrictions as may or may not appear of record; and

            (g) The public, United States of America, Commonwealth of Kentucky, riparian owners and others, if any, in and to the beds and streams of all waterways which may be included within the boundaries herein.

            THIS SUPPLEMENTAL LEASE AND AGREEMENT is subject to and shall be governed by all the terms and provisions of Sunny Ridge Papers, as fully as if the properties herein leased were originally included in the Sunny Ridge Leasehold, and shall be subject to all the exceptions, reservations and limitations therein described; IT BEING AGREED that rights included herein do hereby become part of the Sunny Ridge Papers as fully and with the same effect as if said rights had been included in the Sunny Ridge Papers at the time of execution thereof.

            THIS SUPPLEMENTAL LEASE AND AGREEMENT is upon further terms and provisions as follows:

            FIRST: Lessee shall pay to Lessor as rent a royalty of Eight Percent (8%) of the average gross selling price per net ton of 2,000 pounds of coal mined by surface mining method from the Lower Alma Seam of coal only within said
224.24 acres, calculated and reported on a monthly basis.

            SECOND: There shall be no increase in the advance minimum annual rental payable by Lessee to Lessor provided for in Section 3.1 of Original Lease by virtue of this Supplemental Lease and Agreement, and, production royalties paid by Lessee to Lessor for coal mined from the seam of coal included herein shall apply toward recoupment of the advance minimum annual rentals provided for in Section 3.2 of Original Lease.

            THIRD: Original Lease, as herein supplemented, shall remain in full force and effect.

            WITNESS the following signatures and seals as of the date first above written.

            Executed in two (2) counterparts.

                                              POCAHONTAS DEVELOPMENT CORPORATION
Attest:                                       By

/s/  Robert N. Stephens                       /s/ Daniel D. Smith
Assistant Corporate Secretary                 Daniel D. Smith
                                              President

                                              SUNNY RIDGE ENTERPRISES, INC.
Attest:                                       By

/s/  John Lynch                               /s/ Bernie Mason
Secretary                                     -------------------------------
                                              Its Vice President

STATE OF WEST VIRGINIA     )
                           ) To-wit:
COUNTY OF MERCER           )

            I, Cathy T. Buzzo,a Notary Public of said County, do certify that Daniel D. Smith, President, who signed the writing above, dated as of November 22nd, 1999, for said Pocahontas Development Corporation, has this day in my said County, before me, acknowledged the said writing to be the act and deed of said Corporation.

            Given under my hand and official seal this 25th day of February, 2000.

                                              /s/ Cathy T. Buzzo
                                              ------------------
                                              Notary Public

My commission expires: August 16, 2008.

STATE OF KENTUCKY  )
                   ) To-wit:
COUNTY OF GREENUP  )

            I, Lavina K. Conley, a Notary Public of said County, do certify that Bernie Mason, its Vice-President, who signed the writing above, dated as of November 22nd, 1999, for said Sunny Ridge Enterprises, Inc., has this day in my said County, before me, acknowledged the said writing to be the act and deed of said Corporation.

            Given under my hand and official seal this 26 day of January, 2000.

                                              /s/ Lavina K. Conley
                                              -------------------------
                                              Notary Public

My commission expires: June 13, 2002.

            This instrument prepared by Stephen M. Hopta, Attorney at Law, Bluefield, West Virginia 24701.

                                              /s/ Stephen M. Hopta
                                              ---------------------------
C:\Lease\SunnyRidge.3-Sup

            THIS SUPPLEMENTAL LEASE AND AGREEMENT, made as of May 30, 2001, between POCAHONTAS DEVELOPMENT CORPORATION (Pocahontas), a corporation of Kentucky, with a mailing address of Post Office Box 1517, Bluefield, West Virginia 24701, Lessor, and SUNNY RIDGE ENTERPRISES, INC. (Sunny Ridge), corporation of Kentucky, with a mailing address of 2000 Ashland Drive, Ashland, Kentucky 41101, Lessee;

                                   WITNESSETH:

            WHEREAS:

            1. By lease dated January 1, 1997 (hereinafter called "Original Lease"), Pocahontas leased to Sunny Ridge, for a period of ten (10) years, from January 1, 1997 through December 31, 2006, subject to renewal for additional ten
(10) year periods, the sole and exclusive right of mining and removing various seams of coal within nine (9) parcels of land, containing in the aggregate 7,693.48 acres, more or less, situated in Pike County, Kentucky, on the waters of Pond Creek and Left and Right Forks of Blackberry Creek of Tug Fork, as therein described, subject to exceptions and reservations and upon the terms and provisions therein contained;

            2. By supplemental lease dated May 26, 1998 (hereinafter called "First Supplemental Lease"), Pocahontas leased to Sunny Ridge, for the remaining period of Original Lease, the right of mining and removing, by any method of mining, all of the coal of the Upper Alma Seam of coal only within a parcel of land containing 478.01 acres, more or less, as therein identified, and upon the terms and provisions contained therein;

            3. By supplemental lease dated October 27, 1998 (hereinafter called "Second Supplemental Lease"), Pocahontas leased to Sunny Ridge, for the remaining period of Original Lease, the right of mining and removing, by any method of mining, all of the coal of the Middle Whitesburg Seam of coal and seams above the Middle Whitesburg up to but not including the lower bench of the Fireclay (a/k/a Chilton) Seam of coal within a parcel of land containing 1,730.74 acres, more or less, as therein identified, and upon the terms and provisions contained therein;

            4. By supplemental lease and agreement dated November 22, 1999 (hereinafter called "Third Supplemental Lease"), Pocahontas leased to Sunny Ridge for the remaining period of Original Lease, the right of mining and removing, by surface mining method only, all of the coal of the Lower Alma Seam only within ten (10) parcels of land containing in the aggregate 224.24 acres, more or less, situated near McVeigh in Pike County, Kentucky, as therein identified, and upon the terms and provisions contained herein;

            5. By consent and partial assignment dated March 28, 2001 (hereinafter called "Partial Assignment"), Pocahontas consented to the partial assignment from Lauren Land Company (Lauren) to Sunny Ridge of the right to mine the Middle Whitesburg Seam of coal within a certain area situated in Pike County, Kentucky, as shown upon a map attached thereto, and upon the terms and provisions contained herein;

            (Said Original Lease, First Supplemental Lease, Second Supplemental Lease, Third Supplemental Lease and Partial Assignment are hereinafter collectively referred to as "Sunny Ridge Papers" and the properties covered thereby are hereinafter referred to as the "Sunny Ridge Leasehold"); and

            6. Pocahontas, to the extent it has the legal right so to do, has agreed to lease to Sunny Ridge for the remaining period of Sunny Ridge Papers, the right of mining and removing, all of the coal of the Peach Orchard Seam and seams above the Peach Orchard Seam within a parcel of land containing 606.6l acres, more or less, together with the right to use the surface only within three (3) parcels of land containing in the aggregate 59.25 acres, more or less, as hereinafter identified, and upon the terms and provisions contained herein.

            NOW, THEREFORE, in consideration of the premises contained herein, the mutual benefit to be derived by the parties hereto and the continued performance and observance by Sunny Ridge of all the terms and conditions of the Sunny Ridge Papers and this Supplemental Lease and Agreement, Pocahontas, to the extent it has the legal right so to do, hereby leases to Sunny Ridge for the remaining period of Sunny Ridge Papers, the right of mining and removing all of the coal from the Peach Orchard Seam and all seams above the Peach Orchard Seam within a parcel of land containing 606.61 acres, more or less, together with the right to use the surface only within three (3) parcels of land containing in the aggregate 59.25 acres, more or less, situated in Pike County, Kentucky, generally on the waters of Pond Creek and Williams Branch of same, and on Left Fork of Blackberry Creek and Seng Camp Branch and Netley Fork of same, and being more fully shown on map attached hereto and made a part hereof and marked in the lower right-hand corner thereof: "Pocahontas Development Corporation, Bluefield, West Virginia, No. 1798-C, May 17, 2001, GDF."

            (a) The right to mine the Peach Orchard Seam of coal and all seams above within the following described Parcel No. 1:

            Said 606.61 acres are made up of different tracts or parcels of land in which Pocahontas Development Corporation owns the minerals less oil and gas, or the coal only, and which for convenience of designation are as follows (the areas given being by estimation only and are not to be construed as a warranty of acreage):

            PARCEL NO. 1 - A parcel of land shown by red border on said attached map, situated in Pike County, Kentucky, on the waters of Pond Creek and Williams Branch of same containing 606.61 acres, more or less:

                          TABLE OF AREA - PARCEL NO. 1
                              PIKE COUNTY, KENTUCKY

                                            AREA IN ACRES
TRACT OR PARCEL                                 COAL
OUT OF WHICH AREA IS TAKEN           MIN.       ONLY      TOTAL
--------------------------          ------      -----    ------
Pt. Tract No. 101 - L. D. Stump     301.73          -    301.73
Tract No. 105 - R. T. Hackney       216.65          -    216.65
Pt. Tract K - Rouge Steel                -      88.23     88.23
                                    ------      -----    ------
TOTAL - PARCEL NO. 1                518.38      88.23    606.61

            The minerals less oil and gas of 505.24 acres, more or less, of said
606.61 acres is included in the tract generally charged to Pocahontas Development Corporation on the Land Book of said Pike County for the tax year 2001 as Tract No. 32-PK-01, 11,208.82 acres mineral less oil and gas, WILLIAMSON, BELFRY, MATEWAN, DELBARTON Quads; 5.85 acres, more or less, of said
606.61 acres is generally charged on said Land Book for the tax year 2001 as Tract No. 37-PK-05, 7.82 acres mineral less oil and gas, MATEWAN Quad; the remaining 7.29 acres, more or less, of said 606.61 acres is generally charged on said Land Book for the tax year 2001 as Tract No. 37-PK-07, 7.29 acres mineral less oil and gas, BELFRY Quad.

            The coal only of 23.62 acres, more or less, of said 606.61 acres is included in the tract generally charged to Pocahontas Development Corporation on said Land Book for the tax year 2001 as Tract No. 32-PK-61, 65.47 acres coal only, MATEWAN Quad; 27.15 acres, more or less, of said 606.61 acres is generally charged on said Land Book for the tax year 2001 as Tract No. 37-PK-03, 27.15 acres coal only, MATEWAN Quad; the remaining 37.46 acres, more or less, of said
606.61 acres is generally charged on said Land Book for the tax year 2001 as Tract No. 37-PK-61, 37.46 acres coal only, BELFRY Quad.

            (b) The right to use the surface only within the following described Parcel Nos. 2, 3 and 4, aggregating 59.25 acres, more or less:

            Said 59.25 acres are made up of different tracts or parcels of land in which Pocahontas Development Corporation owns the fee less the oil, gas, timber and coal, and which for convenience of designation are as follows (the areas given being by estimation only and are not to be construed as a warranty of acreage):

            PARCEL NO. 2 - A parcel of land shown by yellow border on said attached map, situated in Pike County, Kentucky, on the waters of Left Fork of Blackberry Creek, containing 12.64 acres, more or less:

                          TABLE OF AREA - PARCEL NO. 2
                              PIKE COUNTY, KENTUCKY

TRACT OR PARCEL
OUT OF WHICH AREA IS TAKEN                                   AREA IN ACRES FEE
---------------------------                                  -----------------
Pt. Tract No. 174 - James Hatfield                                 3.04
Pt. Tract No. 176 - W. J. Williamson                               9.60
                                                                  -----

TOTAL - PARCEL NO. 2                                              12.64

            PARCEL NO. 3 - A parcel of land shown by yellow border on said attached map situated in Pike County, Kentucky, on the waters of Seng Camp Branch of Left Fork of Blackberry Creek, containing 27.15 acres, more or less:

                          TABLE OF AREA - PARCEL NO. 3
                              PIKE COUNTY, KENTUCKY

TRACT OR PARCEL
OUT OF WHICH AREA IS TAKEN              AREA IN ACRES FEE
--------------------------              -----------------
Pt. Tract No. 174 - Ephriam Hatfield           8.52
Pt. Tract No. 176 - W. J. Williamson          18.63
                                              -----

TOTAL - PARCEL NO. 3                          27.15

            PARCEL NO. 4 - A parcel of land shown by yellow border on said attached map, situated in Pike County, Kentucky, on the waters of Netley Fork of Left Fork of Blackberry Creek, containing 19.46 acres, more or less:

                          TABLE OF AREA - PARCEL NO. 4
                              PIKE COUNTY, KENTUCKY

TRACT OR PARCEL
OUT OF WHICH AREA IS TAKEN              AREA IN ACRES FEE
--------------------------              -----------------
Pt. Tract No. 176 - W. J. Williamson          19.46
                                              -----

TOTAL - PARCEL NO. 4                          19.46

NOTE: The areas included herein as Parcel Nos. 2, 3 and 4 have inadvertently been left out of tax block areas charged to Pocahontas Development Corporation. As such, no tax references are herewith made pending redistribution of areas with the Pike County tax authorities.

                                 RECAPITULATION

                                                                           Area in Acres
                                                                           -------------
PARCEL NO. 1 - The Peach Orchard Seam of coal and all seams above             606.61
PARCEL NO. 2 - The surface only                                                12.64
PARCEL NO. 3 - The surface only                                                27.15
PARCEL NO. 4 - The surface only                                                19.46
                                                                              ------

GRAND TOTAL                                                                   665.86

            SUBJECT, HOWEVER TO RIGHTS OF:

            (a) Lauren Land Company under amended and restated lease dated February 22, 1993, recorded in the County Court Clerk's Office in Pike County, Kentucky, in Book No. 722, page 558, from Pocahontas Development Corporation, of the right to mine the Lower Alma and the Upper Alma Seams of coal and seams above the Alma Seams up to, but not including, the Peach Orchard Seam and seams above within part of Parcel No. 1 included herein;

            (b) Stone Mining Company under amended and restated lease dated February 22, 1993, recorded in aforesaid Clerk's Office in Pike County, Kentucky, in Book No. 722, page 546, from Pocahontas Development Corporation, of the right to mine the Lower Alma Seam of coal only within part of Parcel No. 1 included herein;

            (c) Twin Energies, Inc., successor to McAndrews Development, Ltd., under lease dated August 1, 1995, as assigned, not recorded, from Pocahontas Development Corporation, of the right to mine the Pond Creek Seam of coal only within Parcel No. 1 included herein;

            (d) Others in the surface, and the oil and gas, not owned by Pocahontas Development Corporation;

            (e) Bluefield Timber, LLC, as owner of the timber under deed dated September 29, 2000;

            (f) The Commonwealth of Kentucky for the use and benefit of the Transportation Cabinet for public roads as may now be located and in use;

            (g) Kentucky Power Company for rights-of-way for electric power transmission lines and appurtenances as may now be located and in use;

            (h) State, county and other public highways, telecommunications, pipeline or other rights-of-way, easements or restrictions as may or may not appear of record; and

            (i) The public, United States of America, Commonwealth of Kentucky, riparian owners and others, if any, in and to the beds and streams of any waterways and drainage areas as may be included herein.

            THIS SUPPLEMENTAL LEASE AND AGREEMENT is subject to and shall be governed by all the terms and provisions of Sunny Ridge Papers, as fully as if the properties herein leased were originally included in the Sunny Ridge Leasehold, and shall be subject to all the exceptions, reservations and limitations therein described; IT BEING AGREED that rights included herein do hereby become part of the Sunny Ridge Papers as fully and with the same effect as if said rights had been included in the Sunny Ridge Papers at the time of execution thereof.

            THIS SUPPLEMENTAL LEASE AND AGREEMENT is upon further terms and provisions as follows:

            FIRST: Lessee shall pay to Lessor as rent a royalty of Six Percent (6%) of the average gross selling price per net ton of 2,000 pounds of coal mined from Parcel No. 1 herein, and Two Percent (2%) of the average gross selling price per net ton of 2,000 pounds of coal mined from beneath Parcel Nos. 2, 3 and 4, wherein Lessor owns the surface, calculated and reported on a monthly basis.

            SECOND: There shall be no increase in the advance minimum annual rental payable by Lessee to Lessor provided for in Section 3.1 of Original Lease by virtue of this Supplemental Lease and Agreement, and, production royalties paid by Lessee to Lessor for coal mined from the seam of coal included herein shall apply toward recoupment of the advance minimum annual rentals provided for in Section 3.2 of Original Lease.

            THIRD: Original Lease, as herein supplemented, shall remain in full force and effect.

            WITNESS the following signatures and seals as of the date first above written. Executed in two (2) counterparts.

                                            POCAHONTAS DEVELOPMENT CORPORATION
                                            By

                                            /s/ Daniel D. Smith
                                            Daniel D. Smith
                                            President

                                            SUNNY RIDGE ENTERPRISES, INC.
                                            By

                                            /s/ Bernie Mason
                                            ------------------------------------
                                            Its Vice President

STATE OF WEST VIRGINIA    )
                          ) To-wit:
COUNTY OF MERCER          )

            I, Cathy T. Buzzo, a Notary Public of said County, do certify that Daniel D. Smith, President, who signed the writing above, dated as of May 30, 2001, for said Pocahontas Development Corporation, has this day in my said County, before me, acknowledged the said writing to be the act and deed of said Corporation.

            Given under my hand and official seal this 28th day of June, 2001.

                                            /s/ Cathy T. Buzzo
                                            ---------------------
                                            Notary Public

My commission expires: August 16, 2008.

STATE OF KENTUCKY     )
                      ) To-wit:
COUNTY OF GREENUP     )

            I, Lavina K. Conley, a Notary Public of said County, do certify that Bernie Mason, its Vice-President, who signed the writing above, dated as of May 30, 2001, for said Sunny Ridge Enterprises, Inc., has this day in my said County, before me, acknowledged the said writing to be the act and deed of said Corporation.

            Given under my hand and official seal this 15th day of June, 2001.

                                            /s/ Lavina K. Conley
                                            -----------------------
                                            Notary Public

My commission expires: June 13, 2002.

            This instrument prepared by Stephen M. Hopta, Attorney at Law, Bluefield, West Virginia 24701.

                                            /s/ Stephen M. Hopta
                                            --------------------

Lease\SunnyRidge-4-Sup

STATE OF KENTUCKY

                                      CLERK'S CERTIFICATE OF LODGMENT AND RECORD

COUNTY OF PIKE

                                   11:25 A.M.

            I, LILLIAN PEARL ELLIOTT, County Clerk for the County and State aforesaid, certify that the foregoing Lease & Agreement was on the 29th day of April, 2002, lodged for record, whereupon the same with the foregoing and this certificate have been duly recorded in my office.

            WITNESS my hand this 30th day of April, 2002.

                                            LILLIAN PEARL ELLIOTT, Clerk

                                            BY: /s/ Glema Potter D.C.
                                                ----------------

            THIS PARTIAL RELEASE AND AMENDMENT OF LEASE, dated August 21st, 2003, but effective as of June 22, 2003, between POCAHONTAS DEVELOPMENT CORPORATION (Pocahontas), a corporation of Kentucky, with a mailing address of Post Office Box 1517, Bluefield, West Virginia 24701, Lessor, and SUNNY RIDGE ENTERPRISES, INC. (Sunny Ridge), a corporation of Kentucky, with a mailing address of 2000 Ashland Drive, Ashland, Kentucky 41101, Lessee;

                                   WITNESSETH:

            WHEREAS:

            1. By lease dated January 1, 1997 (hereinafter called "Original Lease"), Pocahontas leased to Sunny Ridge, for a period of ten (10) years, from January 1, 1997 through December 31, 2006, subject to renewal for additional ten
(10) year periods, the sole and exclusive right of mining and removing various seams of coal within nine (9) parcels of land, containing in the aggregate 7,693.48 acres, more or less, situated in Pike County, Kentucky, on the waters of Pond Creek and Left and Right Forks of Blackberry Creek of Tug Fork, as therein described, subject to exceptions and reservations and upon the terms and provisions therein contained;

            2. By supplemental lease dated May 26, 1998 (hereinafter called "First Supplemental Lease"), Pocahontas leased to Sunny Ridge, for the remaining period of Original Lease, the right of mining and removing, by any method of mining, all of the coal of the Upper Alma Seam of coal only within a parcel of land containing 478.01 acres, more or less, as therein identified, and upon the terms and provisions contained therein;

            3. By supplemental lease dated October 27, 1998 (hereinafter called "Second Supplemental Lease"), Pocahontas leased to Sunny Ridge, for the remaining period of Original Lease, the right of mining and removing, by any method of mining, all of the coal of the Middle Whitesburg Seam of coal and seams above the Middle Whitesburg up to but not including the lower bench of the Fireclay (a/k/a Chilton) Seam of coal within a parcel of land containing 1,730.74 acres, more or less, as therein identified, and upon the terms and provisions contained therein;

            4. By supplemental lease and agreement dated November 22, 1999 (hereinafter called "Third Supplemental Lease"), Pocahontas leased to Sunny Ridge for the remaining period of Original Lease, the right of mining and removing, by surface mining method only, all of the coal of the Lower Alma Seam only within ten (10) parcels of land containing in the aggregate 224.24 acres, more or less, situated near McVeigh in Pike County, Kentucky, as therein identified, and upon the terms and provisions contained herein;

            5. By consent and partial assignment dated March 28, 2001 (hereinafter called "Partial Assignment"), Pocahontas consented to the partial assignment from Lauren Land Company (Lauren) to Sunny Ridge Mining Company, Inc. of the right to mine the Middle Whitesburg Seam of coal within a certain area situated in Pike County, Kentucky, as shown upon a map attached thereto, and upon the terms and provisions contained herein;

            6. By supplemental lease and agreement dated May 30, 2001 (hereinafter called "Fourth Supplemental Lease"), Pocahontas leased to Sunny Ridge, for the remaining period of Original Lease, the right of mining and removing, all of the coal of the Peach Orchard Seam and seams above the Peach Orchard Seam within a parcel of land containing 606.61 acres, more or less, together with the right to use the surface only within three (3) parcels of land containing in the aggregate 59.25 acres, more or less, as therein identified, and upon the terms and provisions contained therein;

            (Said Original Lease, First Supplemental Lease, Second Supplemental Lease, Third Supplemental Lease, Partial Assignment and Fourth Supplemental Lease are hereinafter collectively referred to as "Sunny Ridge Papers" and the properties covered thereby are hereinafter referred to as the "Sunny Ridge Leasehold"); and

            7. Pocahontas and Sunny Ridge have determined and agreed that it is to their mutual benefit that Sunny Ridge release and surrender to Pocahontas under the terms set forth herein all of Sunny Ridge's rights under Sunny Ridge Papers in and to various seams of coal within six (6) parcels of land containing in the aggregate 950.48 acres, more or less, as hereinafter described, and that the minimum annual rental provisions of the Sunny Ridge Papers be amended and modified, upon the terms and provisions hereinafter contained.

            NOW, THEREFORE, in consideration of the sum of Ten Dollars ($10.00) cash, receipt of which is hereby acknowledged, and the release by Pocahontas of Sunny Ridge's obligations under Sunny Ridge Papers with respect to various seams of coal within the properties hereinafter described, Sunny Ridge hereby releases and surrenders unto Pocahontas, effective as of the beginning of business on June 22, 2003, all of Sunny Ridge's rights under Sunny Ridge Papers in and to various seams of coal within the hereinafter described properties, and, except as they relate to various seams of coal within the parcels of land described below and herein released, it is agreed that Sunny Ridge Papers shall remain in full force and effect. Said parcels of land aggregating 950.48 acres, more or less, are identified as follows:

            Situated in Pike County, Kentucky, generally on the waters of Left Fork of Blackberry Creek, tributary of Tug Fork, and being more fully shown on map attached hereto and made a part hereof and marked in the lower right-hand corner thereof: "Pocahontas Development Corporation, Bluefield, West Virginia, No. 2260-G, July 11, 2003, GBM."

            Said 950.48 acres, more or less, are made up of different tracts or parcels of land in which Pocahontas Development Corporation owns the fee, less timber and oil and gas, or the minerals, less oil and gas, and which for convenience of designation are as follows (the areas given being by estimation only and are not to be construed as a warranty of acreage):

            The parcels of land included herein are part of the same lands included in lease dated January 1, 1997, recorded by memorandum in the Pike County Court Clerk's Office in Deed Book No. 735, page 766, from Pocahontas Development Corporation to said Sunny Ridge Enterprises, Inc. Said parcels included herein are of the same numerical series as included in said lease and retained herewith for clarification purposes.

            (a) The right to mine the Williamson Seam of coal only within part of the following described Parcel No. 4:

            PART OF PARCEL NO. 4 - A parcel of land shown by green border on said attached map, being situated in Pike County, Kentucky, on the waters of Left Fork of Blackberry Creek and Netley Fork of same, containing 65.32 acres, more or less:

                      TABLE OF AREA - PART OF PARCEL NO. 4
                              PIKE COUNTY, KENTUCKY

Tract or Parcel                                  Area in Acres
out of which area is taken                Fee         Min     Total
--------------------------               -----        ---     -----
Pt. Tract No. 164 - J. Hatfield          65.32          -     65.32
                                         -----        ---     -----

TOTAL - PART OF PARCEL NO. 4             65.32          -     65.32

            (b) The right to mine the Lower Alma Seam of coal with a 300-foot maximum depth of penetration by highwall miner and a maximum highwall height of 50 feet; the right to mine the Upper Alma Seam of coal, by contour mining methods only, with a maximum highwall height of 100 feet; and the right to mine the Williamson Seam of coal within the following described Parcel No. 5:

            PARCEL NO. 5 - A parcel of land being shown by brown border on said attached map, being situated in Pike County, Kentucky, on the waters of Netley Fork of Left Fork of Blackberry Creek, containing 64.13 acres, more or less:

                          TABLE OF AREA - PARCEL NO. 5
                              PIKE COUNTY, KENTUCKY

Tract or Parcel                                            Area in Acres
out of which area is taken                          Fee         Min          Total
--------------------------                         -----        ---          -----
Pt. Tract No. 164 - J. Hatfield                    17.63          -          17.63
Pt. Tract No. 176 - W. J. Williamson               46.50          -          46.50
                                                   -----        ---          -----
TOTAL - PARCEL NO. 5                               64.13          -          64.13

            (c) The right to mine the Lower Alma, Upper Alma, the Lower Cedar Grove, the Upper Cedar Grove and the Williamson Seams of coal within the following described Parcel No. 6:

            NOTE: The right to mine the Williamson Seam is restricted by no auger mining in the area indicated in red cross-hatch on said attached map; also, the right to mine the Williamson Seam of coal is restricted to contour mining methods only with a maximum highwall height of 100 feet in the area indicated in green cross-hatch on said attached map within the following parcel:

            PARCEL NO. 6 - A parcel of land shown by orange border on said attached map, being situated in Pike County, Kentucky, on the waters of Blackberry Creek and Left Fork and Big Blue Spring Branch of same, and on Netley Fork of said Left Fork, containing 443.56 acres, more or less:

                          TABLE OF AREA - PARCEL NO. 6
                            IN PIKE COUNTY, KENTUCKY

Tract or Parcel                                           Area in Acres
out of which area is taken                     Fee             Min            Total
--------------------------                    ------          ------          ------
Pt. Tract No. 136 - Floyd Hatfield             47.34               -           47.34
Pt. Tract No. 137 - E. Scott                       -           59.14           59.14
Pt. Tract No. 139 - Asa McCoy                      -           87.86           87.86
Pt. Tract No. 164 - J. Hatfield                15.60               -           15.60
Pt. Tract No. 176 - W. J. Williamson          215.44           18.18          233.62
                                              ------          ------          ------

TOTAL - PARCEL NO. 6                          278.38          165.18          443.56

            (d) The right to mine the Lower Alma, Upper Alma, the Lower Cedar Grove and the Upper Cedar Grove Seams of coal within the following Parcel No. 7:

            PARCEL NO. 7 - A parcel of land shown by yellow border on said attached map, being situated in Pike County, Kentucky, on the waters of Big Blue Spring Branch of Blackberry Creek and Netley Fork of Left Fork of said Blackberry Creek, containing 32.24 acres, more or less:

                          TABLE OF AREA - PARCEL NO. 7
                              PIKE COUNTY, KENTUCKY

Tract or Parcel                                           Area in Acres
out of which area is taken                     Fee            Min           Total
--------------------------                    -----          -----          -----
Pt. Tract No. 139 - Asa McCoy                     -          14.54          14.54
Pt. Tract No. 176 - W. J. Williamson          17.70              -          17.70
                                              -----          -----          -----

TOTAL - PARCEL NO. 7                          17.70          14.54          32.24

            (e) The right to mine the Lower Alma, Upper Alma, Lower Cedar Grove, Upper Cedar Grove and Williamson Seams of coal, subject to the following restrictions, within the following Parcel No. 8:

            (i) The right to mine the Lower Alma, Upper Alma, Lower Cedar Grove and the Upper Cedar Grove Seams of coal within that part of Parcel No. 8 shown cross-hatched in dark blue on said attached map is restricted by contour mining method only with a maximum highwall height of 100 feet and by auger mining with a maximum depth of 300 feet; and

            (ii) The right to mine the Williamson Seam of coal is restricted by contour mining method only with a maximum highway height of 100 feet:

      PARCEL NO. 8 - A parcel of land shown by dark blue border on said attached map, being situated in Pike County, Kentucky, on the waters of Big Blue Spring Branch and Left Fork of same, containing 291.49 acres, more or less:

                          TABLE OF AREA - PARCEL NO. 8
                              PIKE COUNTY, KENTUCKY

Tract or Parcel                                          Area in Acres
out of which area is taken                    Fee           Min.           Total
--------------------------                  ------         ------          ------
Pt. Tract No. 133 - Elias Hatfield            0.39              -            0.39
Pt. Tract No. 135 - J. B. Slater              0.41         133.15          133.56
Pt. Tract No. 136 - Floyd Hatfield           20.22                          20.22
Pt. Tract No. 137 - E. Scott                  4.79          14.68           19.47
Pt. Tract No. 139 - Asa McCoy                    -         117.85          117.85
                                            ------         ------          ------

TOTAL - PARCEL NO. 8                         25.81         265.68          291.49

            (f) The right to mine the Lower Alma, Upper Alma, Lower Cedar Grove and the Upper Cedar Grove Seams of coal within the following Parcel No. 9:

            PARCEL NO. 9 - A parcel of land shown by yellow border on said attached map, being situated in Pike County, Kentucky, on the waters of Big Blue Spring Branch and Left Fork of same, containing 53.74 acres, more or less:

                          TABLE OF AREA - PARCEL NO. 9
                              PIKE COUNTY, KENTUCKY

Tract or Parcel                                       Area in Acres
out of which area is taken                   Fee           Min           Total
--------------------------                  -----         -----          -----
Pt. Tract No. 135 - J. B. Slater                -         20.95          20.95
Pt. Tract No. 136 - Floyd Hatfield           0.74             -           0.74
Pt. Tract No. 137 - E. Scott                 1.16          3.64           4.80
Pt. Tract No. 139 - Asa McCoy                0.86         26.39          27.25
                                            -----         -----          -----
TOTAL - PARCEL NO. 9                         2.76         50.98          53.74

                                 RECAPITULATION

                                                                                              Area in acres
                                                                                              -------------
PART OF PARCEL NO. 4 - Williamson Seam only                                                        65.32
PARCEL NO. 5 - Lower Alma, Upper Alma and the Williamson Seams                                     64.13
PARCEL NO. 6 - Lower Alma, Upper Alma, Lower Cedar Grove, Upper Cedar Grove and the
                           Williamson Seams                                                       443.56
PARCEL NO. 7 - Lower Alma, Upper Alma, Lower Cedar Grove and the Upper Cedar Grove Seams           32.24
PARCEL NO. 8 - Lower Alma, Upper Alma, Lower Cedar Grove, Upper Cedar Grove and the
                           Williamson Seams                                                       291.49
PARCEL NO. 9 - Lower Alma, Upper Alma, Lower Cedar Grove and Upper Cedar Grove Seams               53.74
                                                                                                  ------

GRAND TOTAL                                                                                       950.48

            The Sunny Ridge Papers are amended and modified as follows:

            FIRST; In lieu of the minimum annual rental payable by Lessee to Lessor as set forth in Article 3.1 of Original Lease, Lessee shall pay to Lessor Five Hundred Thousand Dollars ($500,000.00) for each calendar year in which mining operations are conducted under the Sunny Ridge Papers or any renewals or extensions thereof.

            SECOND: Sunny Ridge Papers, as herein amended and modified, shall remain in full force and effect.

            In addition, Pocahontas and Sunny Ridge understand and agree that nothing contained in this Partial Release and Amendment of Lease shall prevent Sunny Ridge from pursuing any claim which it may have for a refund of royalties previously paid to Pocahontas for coal mined, removed and sold from the herein described property.

            WITNESS the following signatures and seals as of the date first above written. Executed in two (2) counterparts.

                                              POCAHONTAS DEVELOPMENT CORPORATION

                                              BY /s/ John W. Payne
                                                 -----------------------------
                                                 JOHN W. PAYNE, VICE PRESIDENT

                                              SUNNY RIDGE ENTERPRISES, INC.

                                              BY /s/ Lance Sogan
                                                 -----------------------------

                                              ITS _____________________________

STATE OF WEST VIRGINIA  )
                        ) To-wit:
COUNTY OF MERCER        )

            I, Beteresia J. Willis, a Notary Public of said County, do certify that John W. Payne, Vice President, who signed the writing above, dated as of August 21st, 2003, for said Pocahontas Development Corporation, has this day in my said County, before me, acknowledged the said writing to be the act and deed of said Corporation.

            Given under my hand and official seal this 21st day of August, 2003.

                                                /s/ Beteresia J. Willis
                                                -------------------------------
                                                Notary Public

My commission expires: 5-17-2010.

STATE OF KENTUCKY  )
                   ) To-wit:
COUNTY OF GREENUP  )

            I, Pamela Arnold, a Notary Public of said County, do certify that Lance Sogan, its Exec. Vice President who signed the writing above, dated as of August 21st, 2003, for said Sunny Ridge Enterprises, Inc., has this day in my said County, before me, acknowledged the said writing to be the act and deed of said Corporation.

            Given under my hand and official seal this 26th day of August, 2003.

                                                /s/ Pamela Arnold
                                                --------------------------------
                                                Notary Public

My commission expires: July 29, 2005.

            This instrument was prepared by Stephen M. Hopta, Attorney at Law, Bluefield, West Virginia 24701.

                                                 /s/ Stephen M. Hopta
                                                 ------------------------------

Inst\SunnyRidge-Release

                     ASSIGNMENT OF REAL PROPERTY AGREEMENTS

      This Assignment of Real Property Agreements (this "Agreement"), dated as of Sept 30, 2004, is among ICG EAST KENTUCKY, LLC, a Delaware limited liability company, with an address of 2000 Ashland Drive, Ashland, Kentucky 41101 (the "Buyer"), and SUNNY RIDGE ENTERPRISES, INC., a Kentucky corporation, with an address of 2000 Ashland Drive, Ashland, Kentucky 41101 (the "Seller").

                                    RECITALS

      A. This Agreement is being entered into to effect the transactions contemplated by the Asset Purchase Agreement, dated May 13, 2004 as amended and restated on June 2, 2004 (as the same may be hereafter amended or supplemented, the "Purchase Agreement"), between the Buyer and Horizon Natural Resources Company ("Parent") and certain of its subsidiaries (collectively, the "Sellers"). Capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Purchase Agreement.

      B. The Seller is one of the Sellers, and is a party to the real property agreements set forth on Schedule A hereto, which pertain to real property located in Pike County, Kentucky (the "Real Property Agreements").

      C. The Seller desires to assign to the Buyer, and the Buyer desires to assume, all of the Seller's right, title and interest in and to the Real Property Agreements, pursuant to the terms of the Purchase Agreement.

      D. The assignment of the Real Property Agreements covered hereby has been approved by Order Pursuant to 11 U.S.C. Sections 105(A), 362, 363, 365, 1123 and 1146(C) and Fed. R. Bankr. P. 2002, 6004, 6006 and 9014: (A) Approving Asset Purchase Agreements, (B) Authorizing Sale of Substantially All Assets Free and Clear of All Liens, Claims, Interests and Other Encumbrances, and (C) Authorizing Assumption and Assignment of Certain Agreements, entered on September 16, 2004, by the United States Bankruptcy Court for the Eastern District of Kentucky, Ashland Division, in the Chapter 11 proceeding styled In
Re: Horizon Natural Resources Company, et al. (including Seller) (the "Sale Order," a copy of which is attached hereto and made a part hereof as Exhibit 1), such proceedings being jointly administered under Case No. 02-14261. Pursuant to the Sale Order and Section 1146 of the U.S. Bankruptcy Code, the execution and delivery of this instrument shall not be taxed under any law imposing a transfer tax, stamp tax or similar tax.

      NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. Assignment. The Seller hereby grants, assigns, transfers, conveys, delivers and sets over unto the Buyer all of its right, title, interest, duties and obligations in, to and under the Real Property Agreements.

      2. Assumption. The Buyer hereby assumes all of the Seller's right, title, interest, duties and obligations in, to and under the Real Property Agreements and agrees to be bound by all of the terms and conditions of the Real Property Agreements and to pay, perform and discharge when due, all duties and obligations of the Seller under the Real Property Agreements, in each case, however, only to the extent such obligations are Assumed Liabilities.

      3. Conflict. This Agreement is subject to all the terms and conditions of the Purchase Agreement and Sale Order. No provision of this Agreement shall be deemed to enlarge, alter or amend the terms or provisions of the Purchase Agreement or the Sale Order. Notwithstanding anything to the contrary set forth herein, if there is any conflict between the terms and conditions of this Agreement and the terms and conditions of the Purchase Agreement and the Sale Order, the terms and conditions of the Purchase Agreement and the Sale Order shall control.

      4. Governing Law. Except to the extent inconsistent with the United States Bankruptcy Code, this Agreement shall be governed by and construed according to the laws of the State of Delaware, without regard to or application of its conflict of laws rules. The parties to this Agreement agree that the Bankruptcy Court shall have exclusive jurisdiction, and the parties hereby submit to such jurisdiction, of any dispute arising under or related to this Agreement.

      5. Counterparts. This Agreement may be executed in one or more counterparts (including by means of facsimile signature pages) and all such counterparts taken together shall constitute one and the same Agreement.

      6. Severability. If any provision of this Agreement or its application is invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of all other applications of that provision, and of all other provisions and applications hereof, will not in any way be affected or impaired. If any court shall determine that any provision of this Agreement is in any way unenforceable, such provision shall be reduced to whatever extent is necessary to make such provision enforceable.

      7. Entire Agreement. All prior negotiations and agreements by and among the parties hereto with respect to the subject matter hereof are superseded by this Agreement, the Purchase Agreement, the Sale Order and the Related Agreements, and there are no representations, warranties, understandings or agreements with respect to the subject matter hereof other than those expressly set forth in this Agreement, the Purchase Agreement, the Sale Order and the Related Agreements.

      8. Headings. Section headings are not to be considered part of this Agreement, are solely for convenience of reference, and shall not affect the meaning or interpretation of this Agreement or any provision in it.

      9. No Third-Party Beneficiaries. Nothing in this Agreement shall confer any rights upon any person or entity other than the parties hereto and their respective successors and permitted assigns.

      10. Successors and Assigns. The terms of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

      11. Further Assurances. Each party hereto agrees, upon the reasonable request of the other party hereto, to make, execute and deliver any and all documents or instruments of any kind or character, and to perform all such other actions, that may be reasonably necessary or proper (without the expenditure of funds) to effectuate, confirm, perform or carry out the terms or provisions of this Agreement.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the parties hereto have caused their authorized representatives to execute this Agreement as of the date first set forth above.

BUYER:                                 ICG EAST KENTUCKY, LLC

                                       By:  /s/ David Wax
                                          ---------------------------------

                                       Name: David Wax

                                       Title: Vice President


SELLER:                                SUNNY RIDGE ENTERPRISES, INC.

                                       By:  /s/ Scott Tepper
                                          --------------------------------

                                       Name: Scott Tepper

                                       Title: President

STATE OF NEW YORK
COUNTY OF NEW YORK

      The foregoing Assignment of Real Property Agreements was acknowledged before me on September 29, 2004, by David L. Wax, as Vice President of ICG East Kentucky, LLC, a Delaware limited liability company, for and on behalf of company.

                                           /s/ Allison B. Petrone
                                           -------------------------------------
                                           Notary Public, State at Large
                                           My Commission Expires________________

STATE OF NEW YORK
COUNTY OF NEW YORK

      The foregoing Assignment of Real Property Agreements was acknowledged before me on September 29, 2004, by Scott Tepper, as President of Sunny Ridge Enterprises, Inc., a Kentucky corporation, for and on behalf of the company.

                                    /s/ Cynthia Cusani
                                    --------------------------------------------
                                    Notary Public, State at Large
                                    My Commission Expires: September 24, 2006

THIS INSTRUMENT PREPARED BY:

/s/ Warren J. Hoffmann
-----------------------------------
Warren J. Hoffmann, Esq.
Frost Brown Todd LLC
250 West Main Street
Suite 2700                                        AFTER RECORDING MAIL TO:
Lexington, Kentucky 40507-1749                    CHICAGO TITLE INSURANCE CO.
(859) 231-0000                                    171 N. CLARK ST.  MLC: 04SP
                                                  CHICAGO, IL 60601
                                                  ATTN:  LILIA RODRIGUEZ

                                   SCHEDULE A

      The real property agreements being assigned or otherwise transferred by this instrument are those leases or instruments described in this Schedule A and being recorded at the indicated book/volume and page numbers identified in the charts in this Schedule A.

                                                                      ICG-EK-A-1

                                   SCHEDULE A

CONTRACT #     CONTRACT TYPE          LESSEE               LESSOR           CTY   ST   CONTRACT DATE  BOOK   PAGE          DOC
-----------  ------------------ -----------------  -----------------------  ----  --   -------------  ----   ----   ----------------
                                                   Adair, Charles &
 160004        Surface Lease    Sunny Ridge (140)  Charlene, Et AI          Pike  KY    10/02/1996     728   647

                                                   Blackburn, Raymond Jr.
 160126        Surface Lease    Sunny Ridge (140)  & Charmaine              Pike  KY    12/26/2001     812   701

                                                                                                                    New Lease - Bk
 160005        Surface Lease    Sunny Ridge (140)  Blackburn, Ruth Et AI    Pike  KY    08/14/2001     731   586     809, Page 620

 160006        Surface Lease    Sunny Ridge (140)  Blackburn, Shelia        Pike  KY    03/12/1997     734   473

160020-B       Surface Lease    Sunny Ridge (140)  Blair, Tina & Marion     Pike  KY    04/22/1997     737   171

 160008        Surface Lease    Sunny Ridge (140)  Cantrell, Thurman &      Pike  KY    09/11/1996     727   145
                                                   Marie

 160009        Surface Lease    Sunny Ridge (140)  Carter, Betty Smith &    Pike  KY    11/20/2001     729   425    03/21/03 : Book
                                                   John D.                                                           828, Page 397

 160010        Surface Lease    Sunny Ridge (140)  Clusky, Joe & Ima Dean   Pike  KY    09/25/1996     733   459

                                                   Coleman, Andy & Marie,
 160011        Surface Lease    Sunny Ridge (140)  Et AI                    Pike  KY    01/23/1997     732   343

 160131      Wheelage Agreement Sunny Ridge (140)  Coleman, Anthony Jr. &   Pike  KY    07/09/2004     854   189
                                                   Helen M.

160020-K       Surface Lease    Sunny Ridge (140)  Dankworth, Shirley       Pike  KY    02/14/2000     782   800

                                                   Daugherty, Janice
160020-O       Surface Lease    Sunny Ridge (140)  Hatfield                 Pike  KY    07/25/2000     791   200

160020-A       Surface Lease    Sunny Ridge (140)  Davis, Anise, Et AI      Pike  KY    04/03/1997     736    31

 160012        Surface Lease    Sunny Ridge (140)  Dotson, Dollie Estate    Pike  KY    11/02/1998     731   580

CONTRACT #     CONTRACT TYPE          LESSEE               LESSOR           CTY    ST   CONTRACT DATE  BOOK    PAGE         DOC
----------     -------------    -----------------  -----------------------  ----   --   -------------  ----    ----  --------------
 160053        Surface Lease    Sunny Ridge (140)  Dotson, John, Et AI      Pike   KY    03/11/1997     734    464

160020-Q       Surface Lease    Sunny Ridge (140)  Egbert, Debbie           Pike   KY    09/19/2000     793    484

 160015        Surface Lease    Sunny Ridge (140)  Fields, John Jason       Pike   KY    09/12/1996     727    142   Amendment - Bk
                                                                                                                      804/Page 186

                                                   Fields, Shirrel &                                                 Amendment - Bk
 160016        Surface Lease    Sunny Ridge (140)  Loretta                  Pike   KY    09/12/1996     727    148    804/Page 189

 160017        Surface Lease    Sunny Ridge (140)  Forsyth, Mildred H.      Pike   KY    06/19/1998     824    230      Amendment

                                                   Halloran, Geneva &
160020-M       Surface Lease    Sunny Ridge (140)  Robert                   Pike   KY    02/26/2000     783    677

 160019        Surface Lease    Sunny Ridge (140)  Harris, Bonnie, Et AI    Pike   KY    11/18/1996     729    423

 160022        Surface Lease    Sunny Ridge (140)  Hatfield, Anthony        Pike   KY    03/11/1997     734    468

 160023        Surface Lease    Sunny Ridge (140)  Hatfield, Charles        Pike   KY    05/24/1997     737    773

                                                   Hatfield, Curtis &
 160024        Surface Lease    Sunny Ridge (140)  Chelsea                  Pike   KY    10/02/1998     766    748

                                                   Hatfield, Darrell &
160020-I       Surface Lease    Sunny Ridge (140)  Karen                    Pike   KY    03/10/1998     762    144

160020-H       Surface Lease    Sunny Ridge (140)  Hatfield, David C.       Pike   KY    10/13/1997     752    693

 160025        Surface Lease    Sunny Ridge (140)  Hatfield, Dollie         Pike   KY    03/13/1997     734    470

 160020        Surface Lease    Sunny Ridge (140)  Hatfield, Dollie         Pike   KY    03/13/1997     815    646

                                                   Hatfield, Edd Thomas &
160020-C       Surface Lease    Sunny Ridge (140)  Connie                   Pike   KY    03/15/2002     729    417

                                                   Hatfield, Edd Thomas &
 160027        Surface Lease    Sunny Ridge (140)  Connie                   Pike   KY    03/15/2002     729    418

CONTRACT #     CONTRACT TYPE          LESSEE               LESSOR           CTY   ST  CONTRACT DATE    BOOK      PAGE    DOC
----------     -------------    -----------------  -----------------------  ----  --  -------------  --------  --------  ---
 160028        Surface Lease    Sunny Ridge (140)  Hatfield, Eddie & Donna  Pike  KY   03/10/1997       734      466

                                                   Hatfield, James H. &
160020-G       Surface Lease    Sunny Ridge (140)  Ida May                  Pike  KY   10/11/1997       752      695

                                                   Hatfield, Ralph &
 160030        Surface Lease    Sunny Ridge (140)  Marjorie                 Pike  KY   03/11/1997       734      472

 160031        Surface Lease    Sunny Ridge (140)  Hatfield, Rene & Anna    Pike  KY   01/03/1997       731      583

 160033        Surface Lease    Sunny Ridge (140)  James, Clyde, Et Al      Pike  KY   11/15/1996       729      121

160020-P       Surface Lease    Sunny Ridge (140)  Josephine Davis Heirs    Pike  KY   07/01/2000       791    348-363

 160034        Surface Lease    Sunny Ridge (140)  Justice, Junior & Abbie  Pike  KY   01/09/1997       731      585

160020-R       Surface Lease    Sunny Ridge (140)  Kern Hatfield Heirs      Pike  KY   11/17/2001       819      151

 160121        Surface Lease    Sunny Ridge (140)  Lauren Land Company      Pike  KY   04/24/2000       789      639

 160035        Surface Lease    Sunny Ridge (140)  May, Nora & Ron          Pike  KY   08/21/1996       726      267

                                                   Maynard, Tommy & Eva
 160036        Surface Lease    Sunny Ridge (140)  Gail                     Pike  KY   08/21/1996       726      265

 160037        Surface Lease    Sunny Ridge (140)  Morris, Charles, Et Al   Pike  KY   10/11/1996       728      333

 160038        Surface Lease    Sunny Ridge (140)  Morris, Grace            Pike  KY   10/07/1996       728      337

 160039        Surface Lease    Sunny Ridge (140)  Nelson, Alma             Pike  KY   09/10/1996       727      138

                                                   Pocahontas Development
 160078          Fee Lease      Sunny Ridge (140)  Corp.                    Pike  KY   01/01/1997    735, 794  766, 246

CONTRACT #     CONTRACT TYPE          LESSEE               LESSOR          CTY ST  CONTRACT DATE   BOOK     PAGE          DOC
-----------  ------------------ -----------------  ---------------------- ---- --  ------------- -------- -------- -----------------
                                                   Pocahontas Development
 160117          Fee Lease      Sunny Ridge (140)  Corporation            Pike KY   02/22/1993   722, 815 558, 663

                                                   Reffitt, Mildred &
 160040        Surface Lease    Sunny Ridge (140)  Bobby                  Pike KY   08/16/1996      726     260

                                                                                                                    Amendment - Bk
 160021        Surface Lease    Sunny Ridge (140)  Runyon, Bobbie, Et Al  Pike KY   01/21/1997      732     335    804/Pages 192-207

 160041        Surface Lease    Sunny Ridge (140)  Scott, Audrey          Pike KY   09/05/1996      726     269

                                                   Smith, Clifford & Rose
160020-D       Surface Lease    Sunny Ridge (140)  Marie                  Pike KY   11/11/1998      762     131

                                                   Smith, Clinton &
160020-E       Surface Lease    Sunny Ridge (140)  Shirley                Pike KY   01/08/1998      751      21

 160043        Surface Lease    Sunny Ridge (140)  Smith, Donald Ray      Pike KY   09/06/1996      726     275

                                                   Smith, James K. &                                               Amendment: Book
 160044        Surface Lease    Sunny Ridge (140)  Deborah                Pike KY   09/06/1996      726     251      802 Page 46

                                                   Smith, Johnson Jr. &
160020-J       Surface Lease    Sunny Ridge (140)  Patricia               Pike KY   10/22/1999      786     666

 160045        Surface Lease    Sunny Ridge (140)  Smith, Linda D.        Pike KY   12/03/1998      762     134

                                                   Smith, Lydia Faye &
 160122        Surface Lease    Sunny Ridge (140)  Ransom                 Pike KY   12/15/2000      798     261

 160118        Surface Lease    Sunny Ridge (140)  Smith, Monte Ray Et Al Pike KY   05/02/2000      787     170

 160047        Surface Lease    Sunny Ridge (140)  Smith, Tiny            Pike KY   09/07/1996      726     253

 160026        Surface Lease    Sunny Ridge (140)  Smith, Tiny            Pike KY   04/12/1999   788, 792 664, 58

160020-N       Surface Lease    Sunny Ridge (140)  Smith, Tommy & Joyce   Pike KY   02/22/2000      783     671

CONTRACT #     CONTRACT TYPE          LESSEE               LESSOR          CTY  ST  CONTRACT DATE   BOOK    PAGE          DOC
-----------  ------------------ -----------------  ----------------------- ---- --  -------------   ----  -------- -----------------
                                                                                                                      Amendment -
 160046        Surface Lease    Sunny Ridge (140)  Smith, William F. &     Pike KY   11/15/1996      729    420        10/3/00;
                                                   Rhonda                                                          Book 793 Page 482

                                                   Sullivan, Jo Annie &
 160048        Surface Lease    Sunny Ridge (140)  Floyd                   Pike KY   01/23/1997      733    455

160020-L       Surface Lease    Sunny Ridge (140)  Tackett, Betty & Rex    Pike KY   02/09/2000      782    796

                                                   Trustees For The G & K
 160130        Surface Lease    Sunny Ridge (140)  Family Preservation     Pike KY   04/17/2003      841    420
                                                   Trust

160020-F       Surface Lease    Sunny Ridge (140)  Varney, Genive & Butler Pike KY   02/18/1998      751     17

                                                   Hatfield, Stirl &
 160125        Surface Lease    Sunny Ridge (140)  Judith                  Pike KY   07/24/2001      806    545

                                                   Mccoy, Ellis Ray &
 160097        Surface Lease    Sunny Ridge (140)  Diana                   Pike KY   03/16/1998      812    713

             Easement/ Right Of
 260003             Way         Sunny Ridge (140)  Dotson, George & Myrtle Pike KY   01/29/1997      732  333-334

                                                   Thomas, Carl Jr. &
 260034        Misc Agreement   Sunny Ridge (140)  Barbara                 Pike KY   04/27/2001      48     206

             Easement/ Right Of                    Norfolk & Western
 260009             Way         Sunny Ridge (140)  Railway Company         Pike KY   07/11/1995     2993     23

STATE OF KENTUCKY
COUNTY OF PIKE           CLERK'S CERTIFICATE OF LODGMENT AND RECORD

                                    2:32 P.M.

      I, LILLIAN PEARL ELLIOTT, County Clerk for the County and State aforesaid, certify that the foregoing Assignment was on the 3rd day of November, 2004, lodged for record, whereupon the same with the foregoing and this certificate have been duly recorded in my office.

      WITNESS my hand this 4th day of November, 2004.

                                          LILLIAN PEARL ELLIOT, CLERK

                                              BY: /s/ Donna Smith D.C.
                                                  ---------------